     As Filed with the Securities and Exchange Commission on March 28, 1996.
                                           Investment Company Act File No. 811-

--------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                Amendment No. ___

                                   ----------

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP
               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
              (Address of Principal Executive Offices)  (Zip Code)
                                 (617) 371-3900
              (Registrant's Telephone Number, including Area Code)

                                   ----------

                               HARRY E. WELLS, III
                            MANAGING GENERAL PARTNER
                     AH&H Partners Fund Limited Partnership
                  60 State Street, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:

                             Pamela J. Wilson, Esq.
                                  HALE AND DORR
                                 60 State Street
                                Boston, MA 02109

                                   ----------

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                    Cross Reference Sheet Showing Location in
                   Prospectus of Information Required by Items
                            of the Registration Form

PART I

ITEM NO.    REGISTRATION STATEMENT CAPTION        CAPTION IN PROSPECTUS
--------    ------------------------------        ---------------------


   (1)      Cover Page                            Inapplicable

   (2)      Inside Front and Outside
            Back Cover Page                       Inapplicable

   (3)      Fee Table and Synopsis                Expense Information

   (4)      Financial Highlights                  Inapplicable

   (5)      Plan of Distribution                  Inapplicable

   (6)      Selling Shareholders                  Inapplicable

   (7)      Use of Proceeds                       Inapplicable

   (8)      General Description of the            General Description of the
            Registrant                            Registrant; Investment
                                                  Objective and Policies;
                                                  Investment Restrictions; Risk
                                                  Factors; Partnership
                                                  Interests, Long-Term Debt, and
                                                  Other Securities

   (9)      Management                            Redemptions; Management;
                                                  Investment Adviser;
                                                  Partnership Interests, Long-
                                                  Term Debt, and Other
                                                  Securities

  (10)      Capital Stock, Long-Term Debt         Redemptions; Partnership
            and Other Securities                  Interests, Long-Term Debt, and
                                                  Other Securities

  (11)      Defaults and Arrears on Senior        Inapplicable
            Securities

  (12)      Legal Proceedings                     Legal Proceedings

  (13)      Table of Contents of the Statement    Inapplicable
            of Additional Information

  (14)      Cover Page (Statement of Additional   Inapplicable
            Information)

 (15)       Table of Contents                     Inapplicable

 (16)       General Information and History       General Description of the
                                                  Registrant

 (17)       Investment Objective and Policies     Investment Objective and
                                                  Policies; Investment
                                                  Restrictions; Risk Factors

 (18)       Management                            Management

 (19)       Control Persons and Principal         Inapplicable
            Holders of Securities

 (20)       Investment Advisory and Other         Investment Adviser; Brokerage
            Services                              Allocation and Other
                                                  Practices; Independent
                                                  Auditors

 (21)       Brokerage Allocation and Other        Broker Allocation and Other
            Practices                             Practices

 (22)       Tax Status                            Tax Status

 (23)       Financial Statements                  Report of Independent Public
                                                  Accountants

PART II

       The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part II of this Registration Statement.

                          AH&H PARTNERS FUND LIMITED PARTNERSHIP
                                    60 STATE STREET
                              BOSTON, MASSACHUSETTS 02109



     AH&H Partners Fund Limited Partnership (the "Partnership") was organized on June 8, 1990 as a Massachusetts limited partnership and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Partnership operates under the Investment Company Act of 1940 (the "1940 Act") as an interval fund. The Partnership's interests are not registered under the Securities Act of 1933.

     Part I contains all of the information required by Parts A and B of Form N-2 ("Form N-2") of the 1940 Act. There is no separate statement of additional information. Attached as Part II is all of the information required by Part C of Form N-2.

                              EXPENSE INFORMATION

     The purpose of the following information is to help the Limited Partners (the "Limited Partners") of AH&H Partners Fund Limited Partnership, (the
"Partnership") understand the various fees and expenses they will bear, directly or indirectly, when they purchase limited partnership interests ("Interests") in the Partnership. The table reflects Limited Partner transaction expenses and annual operating expenses for the fiscal year ended December 31, 1995.

LIMITED PARTNER TRANSACTION EXPENSES

     Sales Load (as a percentage of offering price)........ None
     Redemption Fees (as a percentage of amount redeemed).. 1.0%(1)

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO INTERESTS)

     Management Fees(2).................................... 1.0%
     Performance Allocation(3)............................. 2.16%
     Interest Payments on Borrowed Funds................... 0.0%
     Other Expenses(4)..................................... 0.40%

(1) If a Limited Partner has been a Partner for less than one year on the date on which the Limited Partner's Interest is redeemed, a fee equal to 1% of the redemption proceeds may be imposed. If the Limited Partner has been a Partner for more than one year but less than two years at the time of redemption, a fee equal to 0.50% of the redemption proceeds may be imposed.

(2) The Partnership pays a quarterly Management Fee equal to 0.25% of the Partnership's Net Asset Value.

(3) Reflects aggregate performance allocations made to the Capital Accounts of Limited Partners with respect to the fiscal year ended December 31, 1995. The Performance Allocation for the current fiscal year, if any, depends upon the investment performance of the Partnership. For a discussion of the method for determining the Performance Allocation, see "Investment Advisory General Partner - Performance Allocation."

(4) Other expenses paid by the Partnership include accounting, legal and brokerage fees. Adams, Harkness & Hill, Inc. ("AH&H"), the
     Partnership's investment advisor and Advisory General Partner (as described below under "Investment Advisory General Partner"), pays all of the remaining "Other Expenses" of the Partnership. For the Partnership's fiscal year ending December 31, 1995, total "Other Expenses" of the Partnership, including those paid by AH&H, were equal to 0.68% of the Partnership's net assets attributable to Interests. As of January 1, 1996, the Partnership is responsible for paying all of its "Other Expenses" except for accounting and custodial fees, and certain operational expenses and expenses associated with admitting new Partners and redeeming Partnership Interests. AH&H is responsible for paying these remaining "Other Expenses." See "Investment Advisor - Expenses" below.


            EXAMPLE                  1 YEAR  3 YEARS  5 YEARS  10 YEARS

You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return:          $10.50  $32.76   $56.82   $125.77

     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN. ACTUAL PARTNERSHIP EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                 GENERAL DESCRIPTION OF THE REGISTRANT

     The Partnership is a closed-end, non-diversified management investment company formed as a Massachusetts limited partnership on June 8, 1990. The Agreement of Limited Partnership of the Partnership, dated June 8, 1990 was amended and restated on September 13, 1990, April 1, 1992 and January 1, 1996 (as amended and restated, the "Partnership Agreement"). Since its inception, the Partnership has served as an investment fund. Interests in the Partnership are not publicly offered. At December 31, 1995, the Partnership had net assets of $40,100,000.

                    INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Partnership is capital appreciation.
The Partnership seeks to achieve its objective primarily through the purchase, sale and ownership of common stocks which are listed on the New York Stock Exchange (NYSE), regional stock exchanges such as the Boston, Midwest and Pacific Stock Exchanges, the American Stock Exchange (AMEX) and the NASDAQ over-the-counter market. Such common stocks may be issued by companies with all levels of capitalization. The Partnership may also invest up to 25% of its Net Asset Value (as determined on the last day of the immediately preceding fiscal quarter) in "short" positions. There is no guarantee the Partnership will achieve its objective.

     While the Partnership's assets will be invested primarily in publicly traded domestic common stocks, the Partnership may, pursuant to the Partnership Agreement, invest in any instrument that is typically considered to be a Security. According to the Partnership Agreement, these instruments include, without limitation, equities, debt, convertible equity and debt, trust receipts, mortgages, bank instruments, certificates representing interests, partnership and joint-venture interests, currencies, commodities, annuities, options, warrants, and futures. The Partnership may also invest in foreign securities. The Partnership's ability to invest in the foregoing Securities is subject to the investment restrictions described below. The Partnership's investment practices involve certain risks. See "Risk Factors" below.

     The Securities in which the Partnership invests are not required to be rated by any rating organization. The Partnership will invest in Securities that the Advisory General Partner deems to be consistent with the Partnership's investment objective. The Advisory General Partner will analyze potential investments for the Partnership and make investment decisions based on such analysis.

     The Partnership does not intend to invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry. This limitation, however, does not apply to U.S. Government obligations, repurchase agreements secured by such obligations or to bank money-market instruments.

     During periods when the Advisory General Partner deems it necessary, the Partnership may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including without limitation, governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     The investment objective and policies of the Partnership as described above and investment practices of the Partnership as described below may be changed by the Managing General Partners without the approval of the Limited Partners.

INVESTMENT PRACTICES

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Fixed-rate preferred stocks have fixed dividend rates. They can be perpetual, with no maturity date, or issued with a fixed maturity date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

     Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other indices. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

     CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     WARRANTS AND STOCK PURCHASE RIGHTS. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to subscribe for other securities on, or on or before, a fixed date in the future at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and stock purchases rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and stock purchase rights do not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and stock purchase rights increases the potential profit or loss to be realized from the investment of a given amount of the Partnership's assets as compared with an investment of the same amount in the stock which underlies such warrants or stock purchase rights.

     DEBT SECURITIES. The Partnership may invest in debt securities (including bonds, notes, bills and debentures). Capital appreciation in debt securities in which the Partnership invests may arise as a result of favorable changes in relative interest rate levels and/or in the creditworthiness of issuers. The Partnership may also earn income on such debt securities. There is no requirement with respect to the credit rating, maturity or duration of debt securities in which the Partnership may invest. Debt securities in which the Partnership may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer and analysis of the anticipated volatility and liquidity of the particular debt instruments.

     REPURCHASE AGREEMENTS. The Partnership may engage in repurchase agreements with broker-dealers, banks and other financial institutions. A repurchase agreement is a contract pursuant to which the Partnership, against receipt of securities of at least equal value, agrees to advance a specified sum to the financial institution which in turn agrees to reacquire the securities at a mutually agreed upon time and price. Repurchase agreements, which are usually for periods of one week or less, enable the Partnership to invest its cash reserves at fixed rates of return. To minimize the risk of loss, the Partnership will enter into repurchase agreements only with financial institutions considered by the Advisory General Partner to be creditworthy under guidelines adopted by the Managing General Partners. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the Partnership some loss, as well as legal expense, should the value of the securities decline prior to liquidation.

     WHEN-ISSUED AND DELAYED DELIVERY PURCHASES. The Partnership may make contracts to purchase securities on a "when-issued" or "delayed delivery" basis. Pursuant to such contracts, delivery and payment for the securities occurs at a date later than the customary settlement date. The payment obligation and the interest rate on the securities will be fixed at the time the Partnership enters into the commitment, but interest will not accrue to the Partnership until delivery of and payment for the securities. Although the Partnership would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options or futures contracts it has entered into) and not for leverage purposes, the Partnership could dispose of a security prior to settlement if the Advisory General Partner deemed it advisable. The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Partnership's other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Partnership of an advantageous yield or price.

     SECURITIES LOANS. The Partnership may seek to obtain additional income by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the Partnership an amount equal to any dividends or interest received on loaned securities. The Partnership retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The Partnership may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the Partnership retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Partnership with respect to matters materially affecting the Partnership's investment. The Partnership may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Advisory General Partner to be creditworthy under guidelines adopted by the Managing General Partners.

     SHORT SALES. The Partnership may from time to time sell securities short. A short sale is a transaction in which the Partnership would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Partnership makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Partnership replaces the borrowed securities. To deliver the securities to the buyer, the Partnership arranges through a broker to borrow the securities and, in so doing, the Partnership will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Partnership may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Partnership's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid, high grade debt securities. In addition, the Partnership will place in a segregated account an amount of cash, or liquid, high grade debt securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, or liquid, high grade debt securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Partnership will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. Short sales by the Partnership involve certain risks and special considerations.
Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Partnership may write and purchase call and put options on securities and securities indices.

     A call option written by the Partnership obligates the Partnership to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Partnership are covered, which means that the Partnership will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Partnership may forego the opportunity to profit from an increase in the market price of the underlying security. A put written by the Partnership would obligate the Partnership to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Partnership would be covered, which means that the Partnership would have deposited in a segregated account cash or liquid, high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Partnership. However, in return for the option premium, the Partnership accepts the risk that it may be required to purchase the underlying securities at a price in excess of the market value at the time of purchase. In addition, a written call or put option may be covered by maintaining cash or liquid, high grade debt securities in a segregated account or by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Partnership's net exposure on its written position. The Partnership may terminate its obligations under an exchange traded call or put option written by the Partnership by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter party to such option. Such purchases are referred to as "closing purchase transactions."

     The Partnership may also write (sell) covered call and put options on any securities index. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Partnership may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. The Partnership may cover call and put options on a securities index by maintaining cash or liquid, high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

     The Partnership may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The Partnership will purchase such options on securities that are listed on securities exchanges or traded in the over-the-counter market. The Partnership would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. The Partnership would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Partnership, in return for the premium paid, to purchase specified securities at a specified price at any time during the option period. The Partnership would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Partnership would realize either no gain or a loss on the purchase of the call option. The Partnership would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Partnership, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Partnership's securities. Put options may also be purchased by the Partnership for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Partnership would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Partnership would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Partnership is unable to effect a closing purchase transaction with respect to covered options it has written, the Partnership will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Partnership is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Partnership may purchase and sell both options that are traded on exchanges and options traded over-the-counter.
The market for over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Partnership in options on securities and securities indices will be subject to limitations established by security exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Partnership may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisory General Partner. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Advisory General Partner's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     FOREIGN CURRENCIES. The Partnership may invest in foreign currencies and in securities quoted or denominated in foreign currencies. The Partnership may also invest in securities denominated or quoted in currency baskets including the European Currency Unit ("ECU"). The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Partnership's Net Asset Value to fluctuate as well. Such fluctuations can be substantial and there have been substantial devaluations of foreign currencies against the U.S. dollar in the past. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investing in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates can be affected unpredictably by intervention by the United States or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Partnership's total assets, adjusted to reflect the Partnership's net position after giving effect to currency transactions, is in or quoted or denominated in the currencies of foreign countries, the Partnership will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Partnership is authorized to engage in a variety of foreign currency management techniques including forward foreign currency exchange contracts, options on currencies and futures contracts.

     The Partnership may purchase or sell forward foreign currency exchange contracts to seek to increase total return when the Advisory General Partner anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Partnership's portfolio. In addition, the Partnership may enter into forward foreign currency exchange contracts in order to hedge against a decline in the U.S. dollar value of its foreign currency denominated or quoted portfolio securities or the income anticipated to be earned on such portfolio securities. The Partnership may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Advisory General Partner determines that there is a pattern of correlation between the two currencies.

     If the Partnership enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Partnership will be required to place cash or liquid, high grade debt securities in a segregated account with the Partnership's custodian in an amount equal to the value of the Partnership's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Partnership's commitment with respect to the contract.

     Forward foreign currency exchange contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Partnership of unrealized profits or the benefits of a currency hedge, increase transaction costs or force the Partnership to cover its purchase or sale commitments, if any, at the current market price. The Partnership will not enter into a forward contract unless the Advisory General Partner determines that there is a reasonably low likelihood of default by the counterparty to the contract.

     The Partnership may purchase and sell (write) put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated payments of principal and interest on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Partnership may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. In the event of exchange rate movements adverse to the Partnership's position, the Partnership may forfeit the entire amount of the premium plus related transaction costs. In addition, the Partnership may purchase call or put options on currency to seek to increase total return when the Advisory General Partner anticipates that the currency will appreciate or depreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Partnership's portfolio. Options on currencies to be written or purchased by the Partnership will be traded on U.S. and foreign exchanges or over-the-counter.

     STRUCTURED SECURITIES. The Partnership may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Partnership's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price then less complex fixed income investments.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return, the Partnership may purchase and sell various kinds of futures contracts and purchase and write call and put options on any of such futures contracts. The Partnership will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations.

     The Partnership may not purchase or sell futures contracts or purchase or sell related options to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Partnership's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Partnership's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Partnership to purchase securities or currencies, require the Partnership to segregate liquid, high grade debt securities with a value equal to the amount of the Partnership's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Partnership may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Partnership than if it had not entered into any futures contracts or options transactions. The loss incurred by the Partnership in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

     Futures markets are highly volatile and the profitability of the Partnership's trading in futures to increase total return will depend on the ability of the Advisory General Partner to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Partnership may be exposed to risk of loss. Perfect correlation between the Partnership's futures positions and portfolio positions will be impossible to achieve.

     FOREIGN SECURITIES.   The Partnership will invest in securities of both
domestic and foreign issuers. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers but also involve certain significant risks that are not typically associated with investment in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Foreign securities markets may have substantially less trading volume and be subject to less government supervision than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods during which a portion of the assets of the Partnership is uninvested and no return is earned thereon. Inability of the Partnership to make intended security purchases due to settlement problems could cause the Partnership to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Partnership due to subsequent declines in value of the portfolio securities or, if the Partnership has entered into a contract to sell the securities, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities.

     In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding or other foreign taxes on dividend or interest payments (or, in some cases, capital gains) which would reduce the Partnership's total return on such investments and the amounts available for distribution to Partners, limitations on the removal of funds or other assets of the Partnership and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

     PORTFOLIO TURNOVER. In general, the Partnership intends to purchase and hold securities for capital appreciation and not to trade in securities for short-term gain. However, the Partnership's annual portfolio turnover rate
may exceed 100%.   A high portfolio turnover rate involves higher
transactional expenses for the Partnership. The Partnership's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Partnership's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. Notwithstanding the foregoing, the Advisory General Partner may, from time to time, make short-term investments when it believes such investments are in the best interest of the Partnership.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies that may not be changed without the approval of the holders of a majority of Interests in the Partnership. A majority of Interests in the Partnership for this purpose means (i) more than 50% of the outstanding Interests of the Partnership or (ii) 67% or more of the outstanding Interests represented at a meeting where more than 50% of the outstanding Interests of the Partnership are represented, whichever is less ("Majority Partnership Vote"). Under these restrictions, the Partnership may not:

1. Borrow money or issue senior securities except that the Partnership may borrow money or issue senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

2. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws.

3. Purchase or sell real estate, although the Partnership may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

4. Purchase or sell commodities or commodity contracts, except that the Partnership may purchase or sell financial futures contracts and related options.

5. Make loans, except by the purchase of debt obligations in which the Partnership may invest consistent with its investment policies, by entering into repurchase agreements, through the lending of its portfolio securities, or through loans to its Limited Partners that are not affiliated persons in accordance with the provisions of the Partnership Agreement.

6. Invest 25% or more of the value of its total assets in the securities of issuers primarily engaged in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations or to bank money-market instruments.

     With respect to the investment restriction regarding borrowing, it should be noted that the 1940 Act has certain restrictions with which the Partnership will comply.

     Pursuant to the Partnership Agreement, the Partnership shall not, without the approval of the holders of 75% of the outstanding Interests of the Partnership, do any of the following:

     1. Purchase any securities if to do so would require any of the Managing General Partners or the Advisory General Partner (as described below under "Investment Advisory General Partner ") to register under the Commodity Exchange Act.

     2. Carry on any operations or conduct regular business as a broker/dealer.

     3. Knowingly perform any act which would subject any Limited Partner to liability as a general partner in any jurisdiction.

     4. Make investments constituting greater than 25% of the Partnership's net asset value (as determined on the last day of the immediately preceding fiscal quarter) in "short" positions.

                                    REDEMPTIONS

     The Partnership offers to redeem Interests held by Limited Partners in accordance with Rule 23c-3 under the 1940 Act on each March 31, June 30, September 30 and December 31. Limited Partners receive a written notice setting forth the terms of each offer. The Partnership will offer to redeem such percentage of Interests as a majority of the Managing General Partners determine to be in the best interests of the Partnership, which in no event will be less than the minimum or more than the maximum allowed by Rule 23c-3. It is currently expected that the Partnership will offer to redeem up to 25% in the aggregate of the outstanding Interests on each redemption date. The redemption price will be the pro rata share of the Net Asset Value of the Partnership represented by the Interests accepted for redemption as of the redemption date. Any accrued performance fees will be taken into account when determining Net Asset Value for purposes of determining redemption payments.

     Requests for redemption must be submitted to the Advisory General Partner at least ten calendar days prior to March 31, June 30, September 30 or December 31, as applicable. Such requests may be withdrawn or modified by the submitting Limited Partner at any time prior to March 31, June 30, September 30 or December 31, as applicable, by submitting a written withdrawal or modification to the Advisory General Partner. The Partnership shall pay redemption proceeds within five days of the redemption offer. In the event that a redemption offer is oversubscribed, the Partnership will redeem tendered Interests pro rata on the basis of the Capital Account balances represented by the tendered Interests.

     The Managing General Partners may, by majority vote (including a majority of those who are not "interested persons" as defined in the 1940
Act), suspend or postpone a redemption offer but only (i) for periods during which the NYSE or any other market on which securities held by the Partnership are principally traded is closed or trading is restricted, except over weekends and holidays, (ii) for any period during which an emergency exists and disposal of securities is impractical or during which it is impractical for the Partnership to calculate net asset value, or (ii) for other periods as the SEC may permit.

     Under the Partnership Agreement, certain redeeming Limited Partners will pay a redemption fee if the redemption is made on March 31, June 30, or September 30, rather than December 31. If the redeeming Limited Partner has been a Limited Partner for one year or less as of the redemption date, such Limited Partner will pay a redemption fee equal to 1% of the redemption proceeds. Such fee is .50% of redemption proceeds if the redeeming Limited Partner has been a Limited Partner for more than one year but not more than two years as of the redemption date. No fee is payable by Limited Partners that have been Limited Partners for more than two years as of the redemption date. The redemption fees are payable to the Partnership and are to cover the Partnership's costs in making the redemptions. The Partnership will not make any distributions of redemption proceeds to a Limited Partner to the extent such Limited Partner's Capital Account would have a negative balance as a result. Limited Partners receiving redemption proceeds in excess of their positive Capital Account balances must return the excess to the Partnership.

     Under the Partnership Agreement, the Advisory General Partner may, in its sole discretion, require any Limited Partner to tender its whole Interest for redemption on any March 31, June 30, September 30 or December 31 if such Limited Partner does not maintain a minimum amount in his or her Capital Account as determined from time to time by the Managing General Partners.
The Managing General Partners shall provide ninety days notice to the Limited Partners prior to the effectiveness of any new minimum Capital Account requirement.

     The Partnership currently intends to finance redemptions with cash reserves and, if necessary, with the proceeds of the sales of portfolio securities. The proceeds from the issuance of additional Interests may also be used to finance redemption payments. The need to dispose of portfolio securities to meet redemption requests may result in the Partnership disposing of portfolio investments at a time disadvantageous to the Partnership. The amount of assets under the Partnership's management may decrease as a result of redemptions if there are not additional capital contributions to the Partnership to offset such redemptions. Such a decrease in assets may impair the Partnership's ability to take advantage of investment opportunities and increase the remaining Limited Partners' pro rata shares of the Partnership's expenses.

     The Partnership's policy with respect to scheduled redemptions as described above is fundamental. Therefore, any amendment of such policy will require a Majority Partnership Vote.

                                   RISK FACTORS

RISKS RELATING TO THE PARTNERSHIP

     GENERAL. The Partnership is a closed-end, non-diversified management investment company designed primarily as a long-term investment and not as a trading vehicle. Due to the uncertainty inherent in all investments, there can be no assurance that the Partnership will achieve its investment objective. Because the Partnership is a closed-end investment company operating as an interval fund, Limited Partners do not have the right to cause the Partnership to redeem their Interests at any time. Instead, the Partnership will, on each March 31, June 30, September 30 and December 31, offer to redeem, subject to certain conditions, Interests representing up to 25% of the Net Asset Value of the Partnership.

     MANAGEMENT; RELIANCE ON THE ADVISORY GENERAL PARTNER. The Managing General Partners are vested with the sole authority to manage the business and affairs of the Partnership and may delegate any of such authority to the Advisory General Partner. The Advisory General Partner, a registered investment advisor, also serves as the Partnership's investment advisor. The Limited Partners will have no right to participate in the management or conduct of the affairs of the Partnership, and their ability to take action or withhold consent with respect to Partnership business is confined to certain matters specified by law or by the Partnership Agreement. The Limited Partners may vote on (i) the election or, in certain cases, removal of Managing General Partners, (ii) the approval or termination of any investment management agreement or underwriting contract, (iii) the approval or ratification of accountants, (iv) the admission of additional Advisory General Partners, (v) certain amendments to the Partnership Agreement, (vi) termination or dissolution of the Partnership, (vii) amendments to the Partnership's fundamental investment policies, and (viii) such other matters as the 1940 Act and the Massachusetts Uniform Limited Partnership Act, as amended (the "Partnership Act") require be approved by the Limited Partners.

     The Managing General Partners have delegated authority to manage investments on behalf of the Partnership to the Advisory General Partner pursuant to an investment management agreement between the Partnership and AH&H dated as of January 1, 1996 (the "Management Agreement"). The success of the Partnership's trading activities, therefore, depends almost entirely on the ability of the Advisory General Partner to select securities as well as to predict accurately and take advantage of rises and declines in the securities market.

     CONFLICTS OF INTEREST. Although AH&H, the Partnership's investment advisor, will devote as much time as it deems necessary to the affairs of the Partnership, AH&H will devote substantial efforts and expense to the business of other partnerships or ventures. AH&H may sponsor additional securities-related ventures, investment advisor activities and/or partnerships in the future, including undertaking dealings which are competitive with the Partnership. AH&H and its affiliates will also act as investment advisor for other individuals and investors. Any of the foregoing ventures may involve conflicts of interest with the Partnership. In addition, the Partnership and the Limited Partners could be adversely affected by financial and other difficulties encountered by AH&H as a result of such other undertakings. General fiduciary standards apply to a general partner of a limited partnership to resolve conflicts of interest and to prevent unfairness by the General Partners in any transactions with the Partnership. AH&H will also be subject to the requirements of the 1940 Act and the Investment Advisory Act of 1940. However, litigation to enforce the rights of Limited Partners under the Partnership Agreement might prove to be prohibitively expensive.

     REDEMPTIONS; SECURITIES RISKS; LIMITED TRANSFERABILITY OF INTERESTS. Pursuant to restrictions contained in the Partnership Agreement and in the 1940 Act, Partners will not be permitted to have their Interests in the Partnership redeemed any time they desire. Subject to their right to redeem Interests, Limited Partners should be aware of the long-term nature of their investment in the Partnership. Interests will not be registered under the Securities Act of 1933 or under applicable state law, and no such registrations are contemplated by the Partnership. Each Limited Partner will be required to represent, among other things, that Interests are being acquired for the purchaser's own account for investment purposes and not with a view to resale or distribution. It is not anticipated that any public or private market for the resale of the Interests will develop. Moreover, the transfer of the Interests is generally prohibited under the Partnership Agreement. Accordingly, Limited Partners who do not wish, or are not financially able, to remain as Limited Partners for a substantial period of time are advised against investment in the Partnership.

INVESTMENT AND ECONOMIC RISKS

     RISKS OF PARTICULAR INVESTMENTS. Investment by the Partnership will be subject to all of the risks attendant to any investment in equity securities. In addition to the factors discussed elsewhere, investments may decline in value for any number of reasons over which the Partnership may have no control, including factors pertaining to particular portfolio securities, such as the market for the issuer's products or services, sources of supply, technological changes within the issuer's industry, the availability of additional capital and labor and other similar conditions. The Partnership is authorized to invest in a wide variety of securities and other instruments and to engage in various investment management practices. Such securities, instruments and practices involve risks that may differ from and be greater than risks associated with investments in equity securities.

     RISK OF INVESTING IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS.   The
Partnership may invest without limitation in the securities of issuers with small or medium market capitalizations. While companies with small or medium size market capitalizations can offer greater growth potential than larger, more mature, better known firms, investing in the securities of such companies also involves greater risk. Historically, the equity securities of companies with smaller market capitalizations have been more volatile in price than securities of companies with greater capitalizations. Among the reasons for the greater price volatility are the less certain growth prospects of small and medium sized firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small and medium sized companies to changing economic conditions. The values of stocks of smaller and medium capitalization companies may fluctuate independently of prices of stocks of companies with greater or lesser public market capitalizations. The stocks of such companies may decline in price as market prices of large company stocks rise, or rise in price as large company stock prices decline. Furthermore, the securities of small and medium capitalization companies may trade less frequently and with less volume than securities of companies with larger public market capitalizations.

     INVESTMENT IN ILLIQUID SECURITIES. The Partnership may invest without limit in securities for which there is not a significant trading market or that are purchased directly from issuers. Such investments may be illiquid and involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of active or regulated trading markets for these investments, and because of the difficulties in determining market values accurately, the Partnership may take longer to liquidate these positions than would be the case for publicly listed securities. The prices realized on the resale of said securities could be less than those originally paid by the Partnership. Further, companies whose securities are not publicly listed may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

     INVESTMENT CONCENTRATION. The Partnership may invest up to 25% of its total assets in securities of issuers in the same industry and, except for the foregoing limitation, there is no limitation on the Partnership's investment in individual issuers. Because the Partnership has the ability to concentrate its investments in a relatively small number of companies and industries, the overall negative impact on the Partnership of adverse developments with respect to a single issuer or industry in which the Partnership is extensively invested could be considerably greater than if the Partnership were not permitted to concentrate its investments to such an extent.

     DEBT SECURITIES. The Partnership may invest in debt securities, including unrated securities or securities rated in the lowest rating categories by statistical rating organizations. The market value of debt securities will vary directly in response to changes in interest rates and the financial condition of the issuer. During periods of declining interest rates, the value of such securities generally increases, and when interest rates rise, the value generally declines. These changes in market value would be reflected in the Partnership's Net Asset Value. Debt obligations rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such
obligations.    While generally providing greater income than investments in higher quality obligations, non-investment grade obligations involve a greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such obligations, and have greater price volatility, especially during periods of economic uncertainty or change. The market values of lower quality debt obligations tend to reflect individual developments of the issuer to a greater extent than do higher quality obligations, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt obligations tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality obligations.

     RISKS OF DERIVATIVE TRANSACTIONS. The Partnership's transactions, if any, in options, futures, options on futures, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if AH&H is incorrect in its expectation of fluctuations in securities prices or currency prices.

     RISKS ASSOCIATED WITH SHORT SALES. The investment strategy of the Partnership may involve the short sale of Securities. The Partnership may make investments constituting up to 25% of its Net Asset Value in "short" positions. To the extent that the Partnership engages in short sales, the Partnership borrows securities from a broker and sells the borrowed securities. The Partnership is obligated to redeliver the securities sold short and will be subject to the risk of loss in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Partnership from the short sale. The 1940 Act requires the Partnership to maintain collateral in a segregated account at least equal to the market value of the securities which have been sold short. Additionally, the Federal Reserve Board regulations and stock exchange rules to which the executing brokers are subject (the "Margin Rules") require that the Partnership maintain an adequate margin and adequate collateral to secure its obligations. Therefore, cash and securities are pledged to secure the short sale obligations and, in the event of an increase in the market value of the common stock, cash or convertible securities will be transferred to the brokerage account in order to meet such obligations. To the extent permitted by the

1940 Act, the Partnership is authorized to engage in "naked" short sales (i.e., the short positions will not necessarily be fully hedged by the simultaneous purchase of a sufficient number of convertible securities).

     PERFORMANCE ALLOCATION.   The Advisory General Partner will receive a
Performance Allocation if the Partnership achieves a benchmark level of return. The Performance Allocation may create an incentive for AH&H to make investments that are riskier or more speculative than would be the case in the absence of a performance fee. The Advisory General Partner will receive a Performance Allocation from the Partnership based upon both unrealized appreciation as well as realized gains in the Partnership's portfolio. Comparable services may be available at fees which do not include a performance feature, and such fees may be lower.

     LOSS ON LIQUIDATION AND TERMINATION. In the event of liquidation and termination of the Partnership, the proceeds, if any, realized from the liquidation of assets will be distributed to the Partners, but only after satisfaction of the claims of creditors. The ability of Limited Partners to participate in the proceeds, if any, therefrom will depend on the amount of funds so realized and the claims to be satisfied therefrom.

TAX RISKS

     PARTNERSHIP STATUS. The Partnership presently intends to operate so that it is properly treated under the Internal Revenue Code of 1986, as amended (the "Code") as a partnership that is not a publicly-traded partnership. If the Partnership were deemed to be an association taxable as a corporation or a publicly-traded partnership it would be taxable as a corporation and the Limited Partners would not be entitled to deduct Partnership losses, if any. In addition, the Partnership would pay taxes as a corporation and the Limited Partners would be taxed as stockholders of a corporation. Tax liabilities of the Partnership would reduce the amount of assets in the Partnership, thereby reducing the capability of the Partnership to take advantage of investment opportunities and would also reduce the amounts available for allocations to the Partners' Capital Accounts.
However, the Partnership could avoid paying federal income tax if it were able to satisfy the conditions for treatment as a regulated investment company under the Code and would consider qualifying for such treatment if it would otherwise be taxable as a corporation.

     TAX ALLOCATIONS. If the allocation of Partnership income, gains and losses were determined not to have substantial economic effect for tax purposes, such items would be reallocated among the Partners in proportion to their respective Interests in the Partnership as determined by the IRS or the courts. In addition, due to the requirements governing tax allocations of Partnership gain or loss, it is possible that, under certain conditions, Partners may be allocated gains or losses for tax purposes which may be greater or less than the economic increase or decrease in the value of their Interests in the Partnership during the corresponding fiscal period. See "Federal Income Tax Considerations" below.

     POSSIBLE TAX CHANGES. All of the statements contained in this registration statement as to Federal income tax aspects are based upon the provisions of the Code and administrative and judicial interpretations thereunder in existence on the date hereof. No assurance can be given that legislative, administrative or judicial changes will not occur which would modify those statements. Any changes may or may not be retroactive with respect to transactions completed prior to the effective date of the changes. Federal tax legislation is presently being considered that would change tax rates applicable to long-term capital gains and effect other significant tax law changes. Prospective investors should consult their own tax advisers regarding the effect of such changes on their own individual tax situations and any effects on a possible investment in the Partnership.

     The Partnership is relying upon "grandfather" provisions of the regulations under the Code applicable to publicly traded limited partnerships that permit the Partnership to be taxed as a partnership while having up to 500 partners. Such "grandfather" provisions currently expire in 2005.
Unless the Code or the regulations thereunder are revised, the Partnership will need to consider what actions, including termination of the Partnership, will be appropriate when the grandfather provisions expire.

                                    MANAGEMENT

     The Managing General Partners of the Partnership are responsible for the overall management of the Partnership. In addition to the obligations of the Advisory General Partner under the Management Agreement, the Advisory General Partner has authority to act in its sole discretion as described in the Partnership Agreement to, among other things, admit additional Limited Partners, accept additional capital contributions from Limited Partners and consent or withhold consent to any disposition of Interests by Limited Partners.

     The Managing General Partners and their principal occupations during the past five years are set forth below. Managing General Partners who are "interested persons" of the Partnership or of the Advisory General Partner as defined in the 1940 Act are denoted by an asterisk (*).

Name, Address                         Principal Occupation(s)
  and Age                               During Past 5 Years

Harry E. Wells, III*                 Managing Director, AH&H
    (age 54)

Nelson S. Gifford                    Principal, Fleetwing Capital (investment
    (age 65)                         company); Member of Board of Directors
                                     of Boston Edison and John Hancock Mutual
                                     Life Insurance Company; Chairman of the
                                     Board of Trustees of Tufts University
                                     (until 1995); Former Member of Board of
                                     Directors of Bank of Boston

Richard H. Rhoads                    Chairman, New England Business Service
    (age 65)                         (producer of standardized business forms)

     The Managing General Partners do not currently anticipate establishing an advisory board, executive committee, audit committee, nominating committee or investment committee.

COMPENSATION OF MANAGING GENERAL PARTNERS

     The Managing General Partners have the right to establish their compensation from time to time. Currently, the Partnership pays an annual Managing General Partner's fee of $5,000 to each Managing General Partner who is not affiliated with AH&H. Managing General Partners affiliated with AH&H will receive no compensation from the Partnership.

     The following table sets forth certain information with respect to the estimated compensation to be paid by the Partnership to each Managing General Partner of the Partnership who is not affiliated with AH&H for the fiscal year ended December 31, 1996.

                                   Pension or                      Total
                                   Retirement                     Compensation
                                   Benefits                        from
                     Aggregate     Accrued                        Partnership
                     Compensation  as Part of       Estimated     and Other
                     from          Partnership   Annual Benefits   Funds
Name of Person       Partnership    Expenses     Upon Retirement  in Complex

Harry E. Wells, III    $0               $0              $0          $0
Nelson S. Gifford      $5,000           $0              $0          $5,000
Richard H. Rhoads      $5,000           $0              $0          $5,000


     As of December 31, 1995, no person owned beneficially or of record 5% or more of outstanding Partnership Interests.

                                 INVESTMENT ADVISER

     Adams, Harkness & Hill, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 is the Partnership's investment advisor. AH&H also serves as the Partnership's Advisory General Partner.

     AH&H was formed in 1969 by a merger of Weston W. Adams & Company (established in 1937) and Harkness & Hill (established in 1952). AH&H does not currently serve as an investment advisor to any other investment companies. As of December 31, 1995, AH&H had approximately $40,100,000 in assets under management in its capacity as investment advisor to the Partnership and its other advisory clients.

     Under the terms of the Management Agreement, the Partnership has retained AH&H to provide overall investment advice, to manage the investment of the Partnership's assets and, in AH&H's sole discretion, to purchase and sell the portfolio securities for the Partnership either on its own or through brokers in furtherance of the Partnership's investment objective. AH&H is responsible for obtaining, compiling and evaluating research and data. AH&H also maintains all books and records that the 1940 Act requires. Under the Management Agreement, the Partnership pays all costs and expenses incurred in connection with the management of the Partnership's account assets with AH&H, including but not limited to all costs of purchasing, selling, and carrying securities, interest on borrowings, brokerage costs and custodial fees. AH&H pays compensation to all Managing General Partners of the Partnership that are affiliated with AH&H.

MANAGEMENT FEE

     Under the Management Agreement, AH&H receives the Management Fee on a quarterly basis equal to 0.25% of the Net Asset Value of the Partnership (determined before the allocation of any fees under the Management Agreement). The Management Fee is calculated as of the last day of each calendar quarter and paid within 30 days thereafter.

PERFORMANCE ALLOCATION

     In addition to the Management Fee discussed above, the Management Agreement provides for a Performance Allocation calculated on the following basis. Certain terms used in the discussion of the Performance Allocation are defined in the accompanying Partnership Agreement. The Performance Allocation may create an incentive for AH&H to make investments that are riskier or more speculative than would be the case without a performance based fee. The Performance Allocation includes not only realized capital gains but also unrealized gains which may later be reversed.

     The Performance Allocation provides for the sharing of income and realized and unrealized capital gain (net of realized and unrealized capital losses) of the Partnership with AH&H in excess of a base return (equal to 6.0% per annum) plus an amount to compensate for prior periods during which the Partnership did not achieve such return. As of each December 31, the Partnership shall transfer from the Capital Accounts of the Partners to the Capital Account of the Advisory General Partner in the aggregate an amount equal to fifteen percent (15%) of the amount, if any, by which (x) the sum of the changes in the Adjusted Net Asset Value (as described under "Partnership Interests, Long-Term Debt, and Other Securities--Capital Accounts") of the Partnership as of each Valuation Date (there are normally four Valuation Dates each year) in the Performance Allocation Period (a one year period) over the Net Asset Value as of the immediately preceding Valuation Date exceeds (y) the sum of (A) the Shortfall, if any, for the immediately preceding Performance Allocation Period plus (B) the sum of the Base Amounts for Valuation Periods included in the Performance Allocation Period ending on such Performance Allocation Date.

     "Base Amount" means 1.5% of the Net Asset Value of the Partnership (exclusive of assets attributable to AH&H) as of the first day of such Performance Allocation Period, subject to certain adjustments.

     "Shortfall" means, with respect to any Performance Allocation Period, the amount, if any, by which (i) the sum of the Base Amounts for Valuation Periods included in such Performance Allocation Period exceeds (ii) the sum of the adjustments made to Capital Accounts on each Valuation Date in such Performance Allocation Period.

     Each Partner is allocated a portion of the Partnership's Performance Allocation equal to such Partner's "Allocation Amount." A Partner's Allocation Amount is defined in the Partnership Agreement as fifteen percent (15%) of the amount, if any, by which (x) the sum of the adjustments to such Partner's Capital Account, net of the portion of the Management Fee allocated to such Partner's Capital Account, as of Valuation Dates included in the Performance Allocation Period ending on such Performance Allocation Date exceeds (y) the sum of (A) such Partner's Shortfall, if any, for the immediately preceding Performance Allocation Period plus (B) the sum of such Partner's Base Amounts for Valuation Periods included in the Performance Allocation Period ending on such Performance Allocation Date. For purposes of computing a Shortfall for a Partner who has been a Partner for less than one year, the period beginning on such Partner's admission to the Partnership and ending on the Performance Allocation Date shall be treated as the Performance Allocation Period.

     In the event that the sum of the Partners' Allocation Amounts is greater than the Partnership's Performance Allocation, the Performance Allocation is allocated among the Partners pro rata on the basis of Allocation Amounts. In the event that the sum of the Allocation Amounts is less than the Partnership's Performance Allocation, then the Limited Partners are not charged for the difference.

     For any three-month Valuation Period, a Partner's "Base Amount" will equal 1.5% of his opening Capital Account balance for the Performance Allocation Period that includes the Valuation Period. For purposes of determining a Partner's Base Amount for a particular Valuation Period, however, the Partner's opening Capital Account balance is (a) increased by any "Shortfall" of the Partner for the prior Performance Allocation Period,
(b) increased by contributions made by the Partner during the Valuation Period or during prior Valuation Periods included in the applicable Performance Allocation Period and (c) reduced by distributions made to the Partner for prior Valuation Periods included in the applicable Performance Allocation Period. In general, a Partner's "Shortfall" for a particular Performance Allocation Period is the amount, if any, by which the sum of the Partner's Base Amounts for Valuation Periods included in the Performance Allocation Periods exceeds the net Book Profit (as described under "Partnership Interests, Long-Term Debt, and Other Securities--Capital Accounts") allocated to the Partner as of Valuation Dates included in the Performance Allocation Period. In determining a Partner's Shortfall for a particular Performance Allocation Period, however, (x) the Partner's Base Amounts for the period are increased by the amount of any Shortfall the Partner had for the prior Performance Allocation Period, and (y) the Shortfall is reduced by redemptive distributions made to the Partner for the period beginning on the last day of the Performance Allocation Period and ending on the day before the close of the next Performance Allocation Period.

     In the event that the Partnership liquidates on a date other than December 31, than such liquidation date will be a Performance Allocation Date. On such Performance Allocation Date, a Performance Allocation will be determined in an amount equal to the excess, if any, of (i) the Performance Allocation that would have been due the Advisory General Partner as of such date if the period beginning on the first day of the prior Performance Allocation Period and ending on such date were a single Performance Allocation Period during which no Performance Allocation were paid over (ii) any Performance Allocation paid as of the prior Performance Allocation Date. Corresponding adjustments are made in determining the Allocation Amount of each Partner.

     EXPENSES. In addition to making distributions and redemptions, the General Partners are authorized to pay out of the assets of the Partnership all taxes, if any, imposed on the Partnership and all expenses of operating the Partnership (other than accounting and custodial fees and expenses), including the Management Fee and Performance Allocations, and expenses with respect to buying, owning, holding and selling Securities on behalf of the Partnership (including but not limited to brokerage expenses). The General Partners are authorized to pay out of the assets of the Partnership all reasonable and necessary legal fees and expenses incurred by the General Partners in performing their duties on behalf of the Partnership. The Advisory General Partner will pay (not out of the Partnership's assets) all accounting and custodial fees and certain expenses of the Partnership in connection with the operation of the business (including the preparation of the financial reports and other information described above), including all costs and expenses associated with the admission of additional Partners and redemption of Partnership Interests. The Partnership does not expect to have any employees or consultants other than the Managing General Partners and the Advisory General Partner, both in its capacity as a general partner and as the investment advisor.

     PORTFOLIO MANAGER. Henry E. Wells, III, of AH&H is primarily responsible for the day-to-day management of the Partnership's portfolio since the organization of the Partnership. Mr. Wells is a Managing Director of AH&H and has been AH&H's Director of Research since 1981.

     OTHER TERMS OF MANAGEMENT AGREEMENT. The Management Agreement shall remain in force until January 1, 1998 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Managing General Partners of the Partnership who are not interested persons (as defined in the 1940 Act) of the Partnership and have no financial interest in the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Managing General Partners of the Partnership or a majority of the outstanding
Interests.   The Management Agreement may, on 60 days' written notice to the other party, be terminated at any time without the payment of any penalty, by the Managing General Partners of the Partnership, by the vote of a majority of the outstanding Interests, or by AH&H. The Management Agreement shall automatically terminate in the event of its assignment.

     The Management Agreement provides that the Partnership indemnify AH&H from any liability except a loss resulting from wilful misfeasance, bad faith or gross negligence by AH&H in the performance of AH&H's duties under the Management Agreement or from reckless disregard by AH&H of its obligations under the Management Agreement.

     CUSTODIAN.  AH&H will maintain custody of the Partnership's assets.

                       BROKERAGE ALLOCATION AND OTHER PRACTICES

     Pursuant to the Management Agreement, AH&H may effect securities transactions itself on behalf of the Partnership. AH&H will receive commissions for such services. During the fiscal years ended December 31, 1993, 1994 and 1995, the Partnership paid brokerage fees to AH&H equal to $153,000. $139,600 and $156,000, respectively. During the fiscal year ended December 31, 1995, the brokerage commissions paid by the Partnership to AH&H equalled 100% of aggregate brokerage commissions paid by the Partnership during such fiscal year. During such fiscal year, 100% of the Partnership's aggregate dollar amount of transactions involving the payment of commissions were effected through AH&H.

     AH&H is responsible for decisions to buy and sell securities for the Partnership, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. As noted above, AH&H may effect transactions itself on behalf of the Partnership.

     In placing orders for portfolio securities of the Partnership, AH&H will use its best efforts to obtain prompt execution of orders at the most favorable prices reasonably attainable. This means that AH&H will use its best efforts to seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While AH&H generally seeks reasonably competitive spreads or commissions, the Partnership will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of using its best efforts to obtain the most favorable price and efficient execution, AH&H will consider research and research-related services provided by brokers or dealers who effect or are parties to portfolio transactions of the Partnership, AH&H or AH&H's other clients.
Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker or dealer in the light of generally prevailing rates. AH&H's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected, on occasions when, in AH&H's opinion, this policy furthers the objective of obtaining best price and execution. In addition, AH&H is authorized to pay higher commissions on brokerage transactions for the Partnership to brokers in order to secure research and investment services described above, subject to the primary consideration of using its best efforts to obtain the most favorable price and efficient execution under the circumstances and subject to review by the Partnership's Managing General Partners from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically.

     Purchases and sales of securities on a securities exchange will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, AH&H and its affiliates. In order for AH&H or its affiliates to effect any portfolio transactions for the Partnership, the commissions, fees or other remuneration received by AH&H or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow AH&H or its affiliates to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's length transaction. Furthermore, the Managing General Partners of the Partnership, including a majority of the Managing General Partners who are not "interested persons" as defined by the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to AH&H or its affiliates are consistent with the foregoing standard.

     Brokerage transactions with AH&H or its affiliates are also subject to such fiduciary standards as may be imposed upon AH&H or its affiliates by applicable law.

     The research and investment services provided by brokers and dealers to AH&H for purposes of investing the Partnership's portfolio assets are used by AH&H in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Partnership may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Partnership, and the services furnished by such brokers may be used by AH&H in providing investment management for the Partnership.

     Within the framework of the policy of obtaining the most favorable price and efficient execution, AH&H will consider research and research-related services provided by brokers or dealers who effect or are parties to portfolio transactions of the Partnership, AH&H or AH&H's other clients.

     The Partnership has not acquired securities of its regular brokers or dealers during the fiscal year ended December 31, 1995.

            PARTNERSHIP INTERESTS, LONG-TERM DEBT, AND OTHER SECURITIES

REMOVAL OF LIMITED PARTNERS

     The Advisory General Partner has the right, in its sole discretion, to require any Limited Partner to tender such Limited Partner's Interest as a whole for redemption on any March 31, June 30, September 30 or December 31 if such Limited Partner does not maintain a minimum amount in its Capital Account as will be determined from time to time by the Managing General Partners and notified to the Limited Partners. No minimum Capital Account requirement will be effective unless the Limited Partners have received at least 90 days advance notification. After redemption of its whole Interest, the Limited Partner will have no continuing right or interest in the Partnership except to receive payment of such Limited Partner's positive Capital Account balance.

CAPITAL ACCOUNTS

     A separate Capital Account ("Capital Account") will be established for each Partner in an initial amount equal to such Partner's original capital contribution. Each Partner's Capital Account will be increased by the amount of additional cash contributed by the Partner to the Partnership and the Partner's pro rata share of any positive allocations and will be decreased by the amount of cash and the fair market value of Securities or other property distributed to the Partner, net of liabilities secured by distributed property, and by the Partner's pro rata share of any negative allocations.

     The Partners' Capital Accounts will be adjusted on each Valuation Date. On each such date, the Partnership will determine its Net Asset Value decreased by the amount of contributions to, and increased by the amount of distributions by, the Partnership since the prior Valuation Date ("Adjusted Net Asset Value"). If the Partnership's Adjusted Net Asset Value as of a particular Valuation Date has decreased relative to its Net Asset Value as of the prior Valuation Date (such period beginning on the prior Valuation Date and ending on the applicable Valuation Date being a "Valuation Period"), the Partners' Capital Accounts will then be reduced by the amount of such decrease (such amount being the "Book Loss" for the Valuation Period ending on the applicable Valuation Date) pro rata based upon the balances in those accounts immediately prior to the applicable Valuation Date.

     If the Partnership's Adjusted Net Asset Value has increased relative to its Net Asset Value as of the prior Valuation Date, the amount of such increase (such amount being the "Book Profit" for the Valuation Period ending on the applicable Valuation Date) will be credited to the Partners' Capital Accounts pro rata based upon the balances in those accounts immediately before the applicable Valuation Date.

TAX ALLOCATION OF PROFITS, GAINS AND LOSSES

     The Partnership will establish a Tax Account ("Tax Account") for each Partner with an initial balance equal to such Partner's original capital contribution. The Tax Account of each Partner reflects the adjustments to such Partner's Capital Account described above (other than the special adjustments at each Valuation Date to take account of the increase or decrease in the Partnership's Adjusted Net Asset Value), except that a Partner's Tax Account is reduced by the Partnership's basis in, rather than the value of, securities distributed to the Partner. In addition, the Tax Account is increased by allocations of Partnership income (both taxable and tax-exempt) and gain, and is decreased by allocations of Partnership loss, deduction and certain non-deductible expenditures.

     Ordinary income and loss (other than Management Fees, which are specially charged to the Partners' Capital and Tax Accounts) generally are allocated to all Partners PRO RATA in proportion to Capital Account balances. A capital gain realized during any period within a fiscal year of the Partnership that commences on the day following a Valuation Date and continues through the next successive Valuation Date (an "Accounting Period") shall be allocated at the end of the fiscal year (A) first to those Partners whose Interests were completely redeemed on the Valuation Date on which the Accounting Period ends in proportion to the respective Positive Disparities of such Partners, and (B) then to those Partners whose Interests in the Partnership were completely redeemed on a subsequent Valuation Date during the fiscal year in proportion to the respective Positive Disparities of such Partners. For purposes of clause (B) of the preceding sentence, in the event that there are multiple subsequent Valuation Dates during the fiscal year on which the Interests of one or more Partners were completely redeemed, the allocation of capital gain shall be made separately with respect to each such Valuation Date in chronological order. Capital gain remaining after the above allocations have been made shall be allocated to the remaining Partners who were Partners during such period to the extent of and in proportion to the respective Positive Disparities of such Partners.

     Capital loss realized during any Accounting Period within a fiscal year of the Partnership shall be allocated at the end of the fiscal year (A) first to those Partners whose Interests were completely redeemed on the Valuation Date on which the Accounting Period ends in proportion to the respective Negative Disparities of such Partners, and (B) then to those Partners whose Interests in the Partnership were completely redeemed on a subsequent Valuation Date during the fiscal year in proportion to the respective Negative Disparities of such Partners. For purposes of clause (B) of the preceding sentence, in the event that there are multiple subsequent Valuation Dates during the fiscal year on which the Interests of one or more Partners were completely redeemed the allocation of capital loss shall be made separately with respect to each such Valuation Date in chronological order. Capital loss remaining after the forgoing allocations have been made shall be allocated to the remaining Partners who were Partners during such period to the extent of and in proportion to the respective Negative Disparities of such Partners.

     If after the foregoing allocations of capital gain and capital loss, above, there remains capital gain and/or capital loss realized between any Valuation Date and the next succeeding Valuation Date to be allocated, the remaining net capital gain or net capital loss, as the case may be, shall be allocated among all Partners who were Partners during such period in the ratio that each Partner's Capital Account balance bears to the balance of the Capital Accounts of all Partners.

DISTRIBUTIONS

     The General Partners may reinvest Partnership income and realized gains except to the extent necessary to make required redemptions. Except with respect to redemptions as described below, the General Partners have complete discretion in the timing and amounts, if any, of distributions made prior to liquidation of the Partnership. Any such distributions (other than with respect to redemptions as described below) shall be made pro rata to the Partners in proportion to their respective Capital Account balances as of the last Valuation Date.

DISSOLUTION

     Upon the termination and dissolution of the Partnership, the assets will be applied and distributed (i) first, to the debts and liabilities of the Partnership and the expenses of liquidation (other than loans and advances from Partners), (ii) second, to the establishment of such reserves as the Advisory General Partner deems necessary, to be held in escrow pending disbursement, (iii) third, to the payment of loans or advances by the Partners to the Partnership, (iv) fourth, to the payment of any Management Fee due the Advisory General Partner and (v) fifth, to the payment to the Partners of their positive Capital Account balances after all Capital Account adjustments are made for the taxable year in which the dissolution and termination occurs. Any Partner with a deficit in his Capital Account following such a distribution will be required to restore the amount of such deficit to the Partnership.

TERM AND EARLY TERMINATION OF THE PARTNERSHIP

     The term of the Partnership commenced on June 8, 1990 and will continue until the first to occur of the following events:

            (a) the Managing General Partners have determined to liquidate and dissolve and not to reconstitute the Partnership;

            (b) the dissolution, bankruptcy or withdrawal of the sole remaining Managing General Partner or Advisory General Partner without the appointment of a successor;

            (c)  December 31, 2050;

            (d)  75% in Interest of the Limited Partners elect to dissolve; or

            (e)  there occurs an event requiring termination under law.

     The Partnership may be required to terminate in 2005 in order to avoid taxation as a corporation. See "Tax Status - Partnership Status."

LIABILITY AND INDEMNIFICATION OF GENERAL PARTNERS

     The General Partners of the Partnership are liable under governing state law for all general obligations of the Partnership (except as described below with respect to claims of Limited Partners) to the extent not paid by the Partnership. The Partnership Agreement provides that the General Partners will not be liable for the return of Capital Contributions by the Limited Partners or any other amounts in the Limited Partners' Capital Accounts except as required by law.

     The Partnership Agreement provides that no General Partner will have any liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of such General Partner except with respect to matters as to which the subject General Partner has been finally adjudicated in a decision on the merits to be liable by reason of wilful misfeasance, gross negligence, bad faith or reckless disregard of duty. Each General Partner, each officer, director, partner, employee or agent thereof and each officer of the Partnership (if any) are entitled to indemnification by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Partnership and by reason of being or having been in such position, including fees incurred in connection with defense of any action, unless such person's or entity's actions or inactions have been finally adjudicated in a decision on the merits to constitute wilful misfeasance, bad faith, gross negligence or reckless disregard of duty. In the event that a matter is disposed of without an adjudication, then the subject person or entity will be entitled to indemnification if (i) at least a majority of the Managing General Partners who are not involved in the action or a similar action and who are not "interested persons" as defined in the 1940 Act approve such indemnification based upon a review of available facts or (ii) an opinion of counsel is obtained stating that such indemnification would not protect the subject person or entity from any liability to the Partnership to which they would otherwise be subject.

MANAGEMENT AND CONDUCT

     The Managing General Partners have overall responsibility for the management of the Partnership's business. If at any time there is more than one Managing General Partner, the Managing General Partners will act by consent of a majority in number of the Managing General Partners present at a meeting at which a quorum is present. Notwithstanding the foregoing, the 1940 Act requires the approval of a specific percentage of Managing General Partners that are not "interested persons" of the Partnership as defined by the 1940 Act for certain actions. The Partnership will not take such actions, therefore, unless the 1940 Act required approval is obtained. The Managing General Partners may delegate responsibility to the Advisory General Partner.

     The 1940 Act also requires that Limited Partners have the right to vote to elect or, in certain cases, to remove Managing General Partners, to approve or terminate any investment management agreement, to approve or ratify accountants for the Partnership, to change any fundamental investment policy, objective or restriction and on certain other matters. The Partnership Agreement also provides that certain actions cannot be undertaken without Limited Partner consent (e.g. certain amendments to the Partnership Agreement and admitting additional Advisory General Partners).

DISSOLUTION, BANKRUPTCY, ETC. OF GENERAL PARTNER

     In the event of dissolution, withdrawal or bankruptcy of a General Partner, the remaining General Partner(s) (if at that time there is more than one General Partner) may continue the business of the Partnership. In such event, the interest of the withdrawn General Partner will be converted to that of a Limited Partner. In the event of the bankruptcy, dissolution or withdrawal of the sole remaining Managing General Partner, the Advisory General Partner will call a meeting of Limited Partners to be held within 90 days for the purpose of determining whether or not to elect one or more Managing General Partners who, with the assent of the Advisory General Partner, will continue the Partnership. During the interim period, the Advisory General Partner will operate the Partnership. If the Limited Partners decide not to elect any Managing General Partners at the meeting, the Partnership will be dissolved and its affairs wound up. The Advisory General Partner may withdraw or retire upon 60 days prior notice to the Managing General Partners and the Limited Partners; however, such retirement or withdrawal is not effective until the Managing General Partners have elected a new Advisory General Partner or have approved the dissolution of the Partnership. A Managing General Partner may withdraw as a General Partner upon notice delivered to the Advisory General Partner.

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     No Limited Partner will be personally liable for the obligations of the Partnership except to the extent required by law. All Partners will be required to restore any deficits in Capital Accounts after the liquidation of the Partnership.

     The Advisory General Partner may require any Limited Partner that does not have a certain minimum amount in its Capital Account to redeem such Limited Partner's whole Interest in the Partnership effective as of any March 31, June 30, September 30 or December 31.

     The Limited Partners will receive certain financial and other information regarding the Partnership's operations as at March 31, June 30, September 30 and December 31 of each year.

TRANSFERABILITY OF LIMITED PARTNERSHIP INTERESTS

     No Limited Partner may sell, exchange, assign, encumber, transfer or dispose of all or any part of such Limited Partner's interest in the Partnership without the consent of the Advisory General Partner. An assignee of a Limited Partner's interest may not become a substitute Limited Partner, unless such substitute Limited Partner executes a document signifying his agreement to be bound by all of the terms of the Partnership Agreement and such substitute Limited Partner is admitted as such by the Advisory General Partner under conditions specified by it.

     See "Restrictions On Transfer" below for additional restrictions and conditions arising under federal and state securities laws and relating to proposed transfers of Limited Partnership interests.

ADMISSION OF NEW GENERAL PARTNERS

     The Managing General Partners may at any time admit one or more additional Managing General Partners subject to the 1940 Act requirement that at least a majority of the Managing General Partners be elected by the Limited Partners. The Advisory General Partner may admit one or more additional Advisory General Partners with the consent of all of the Limited Partners.

CONFIDENTIALITY

     Each Partner agrees not to disclose to third parties any confidential information relating to the operation of the Partnership and its Partners.

AMENDMENTS

     The Partnership Agreement may be amended only by written instrument executed by the Advisory General Partner and approved by Limited Partners holding at least 75% of the Interests (subject to certain exceptions), except that the Partnership's redemption policy and certain of its investment policies may be amended by a Majority Partnership Vote. In addition, the Advisory General Partners may without the consent of the Limited Partners amend: (1) Schedule A thereto to reflect the admission of any new Partner, the acceptance of additional capital contributions from existing Partners, the withdrawal of capital by existing Partners or any change in a Partner's interest in the Partnership, (2) the tax allocation provisions to the extent that, in the opinion of counsel to the Partnership, such amendment is recommended to seek to cause the allocations to comply with the Regulations issued under Sections 704(b), 704(c) and 706 of the Code, and (3) any provision recommended by counsel to be deleted or added to comply with any Federal or state securities law or regulation.

RESTRICTIONS ON TRANSFER

     An investor in the Partnership must bear the economic risk of an investment in the Partnership for an indefinite period of time because the Interests have not been and will not be registered under either the Securities Act of 1933 or applicable state securities acts, and therefore cannot be sold unless they are subsequently registered under the Securities Act of 1933 and such acts or an exemption from such registration is available. Each person acquiring an Interest will be required to represent that he is purchasing it for his own account for investment purposes and not with a view to resale or distribution, and to agree not to sell such Interest without registration under applicable Federal and state securities laws, unless there are available exemptions thereunder. A notation will be made on the records of the Partnership that the sale and transferability of the Interests are restricted. The Advisory General Partner will require, among other things, that before a Limited Partner's Interest is transferred, the transferor deliver to the Advisory General Partner an opinion of counsel satisfactory to the Advisory General Partner to the effect that the transfer will not violate Federal or state securities laws, and such Limited Partner will then be responsible for paying said counsel's fees for the opinion.
Such an opinion cannot be obtained unless either such Interest is registered under such laws or an exemption from registration exists. Information will not be made public to permit the resale of the Interests pursuant to Rule 144 under the Act or any similar provisions of state securities acts. Limited Partners have no right to require the Partnership to effect any such registration. No market currently exists for the Interests and it is unlikely that a market for such disposition will exist at any time in the future. Investors who do not intend to, or who are not financially able to, remain as Limited Partners for a substantial period of time are advised against investment in the Partnership.

     VOTING RIGHTS

     The voting rights of the Limited Partners are described in "Risk Factors
- Management; Reliance on AH&H".

     LIABILITY TO FURTHER CALLS OR ASSESSMENTS

     The Interests are not subject to further calls or assessments by the Partnership, except as provided under "Rights and Obligations of Limited Partners."

     PREEMPTIVE RIGHTS

     The Interests have no preemptive rights.

     CONVERSION RIGHTS

     The Interests have no conversion rights.

     REDEMPTION PROVISIONS

     See "Redemptions". In addition to the foregoing, in the event that any Limited Partner withdraws for any reason, such Limited Partner's Interests may be redeemed by the Partnership in full.

     SINKING FUND PROVISIONS

     The Partnership does not have a sinking fund for the Interests.

     MATERIAL OBLIGATIONS OR POTENTIAL LIABILITIES OF PARTNERS

     General Partners may be liable for the obligations of the Partnership in accordance with the Partnership Act and the Partnership Agreement. Limited Partners have no liability for obligations of the Partnership in accordance with the Partnership Act and the Partnership Agreement. The Limited Partners, however, are responsible for any negative balances in their Capital Accounts.

                                      TAX STATUS

     The following discussion summarizes certain federal income tax matters applicable to the Partnership and the Limited Partners. It is not a general summary of tax law and does not include a complete analysis of provisions of the Code which might apply to the Partnership or the Limited Partners. It also does not discuss any aspect of state, local or foreign taxation. An investment in the Partnership may affect the tax liabilities of a Limited Partner in different ways depending on such factors as the Limited Partner's sources and levels of income, the nature of his or her investment portfolio, and the nature and amount of his or her deductions unrelated to the Partnership. Accordingly, the following analysis is not intended as a substitute for careful tax planning, particularly since the income tax consequences of an investment in the Partnership are complex and certain of these consequences will not be the same for all taxpayers. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO FEDERAL, STATE AND LOCAL, AND ANY FOREIGN TAXES WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

     This summary of tax considerations is based on the Code, regulations promulgated thereunder and published rulings and court decisions all as in effect on the date of this Memorandum. Significant changes to a number of federal income tax laws are presently being considered.
No assurance can be given that future legislative or administrative changes or court decisions will not significantly modify the statements expressed herein. In addition, a number of tax matters discussed herein raise questions that have not been definitively answered by statutes, rulings, regulations, or court decisions. Any future legislative or administrative changes or court decisions may or may not be retroactive with respect to transactions completed prior to the dates of such changes or decisions.

PARTNERSHIP STATUS

     No ruling has been requested from the IRS with respect to the classification of the Partnership as a partnership for federal income tax purposes. However, for the reasons set forth below, the Partnership intends to continue to take the position that it is properly treated as a partnership for federal income tax purposes that is not subject to tax as a publicly traded partnership.

     Generally, an organization such as the Partnership will be treated as a partnership if it lacks at least two of the following four corporate characteristics: (1) continuity of life, (2) centralization of management,
(3) limited liability and (4) free transferability of interests, AND is not a publicly traded partnership.

     Regulations under Section 7701 of the Code provide that a partnership formed pursuant to the Revised Uniform Limited Partnership Act is presumed to lack continuity of life. Accordingly, because the Partnership is formed under the Partnership Act (which conforms with the Revised Uniform Limited Partnership Act in all material respects), the Partnership should lack the corporate characteristic of continuity of life. In addition, since the Partnership Agreement provides that a Limited Partner may transfer his or her interest in the Partnership only with the prior written consent of the Advisory General Partner, which may be granted or withheld in its sole discretion, the Partnership should lack the corporate characteristic of free transferability of interests.

     It is possible that future modifications of the regulations regarding partnership classification or future legislative changes, judicial holdings or administrative rulings or pronouncements will contain a more stringent test for partnership status that would result in the classification or reclassification of the Partnership as an association taxable as a corporation.

     Section 7704 of the Code treats certain publicly traded partnerships as corporations. Because it is not anticipated that interests in the Partnership will be traded on an established securities market or be readily tradable on a secondary market (or the substantial equivalent thereof), and because the Partnership is expected to comply with one of the "safe harbors" promulgated by the IRS to ensure that it is not treated as a publicly traded partnership, the Partnership is not expected to be a publicly traded partnership. The Partnership currently expects to rely on a safe harbor for certain private placements, which is available to the Partnership under current regulations at least through December 31, 2005, provided that no partnership interests are issued in transactions required to be registered under the Securities Act of 1933, the Partnership either does not have more than 500 partners (also including as partners certain persons indirectly owning interests through partnerships, grantor trusts and S corporations) or satisfies a minimum unit offering (and resale) price requirement, and the Partnership does not add a substantial new line of business after December 4, 1995. For taxable years beginning after December 31, 2005, this private placement safe harbor will continue to be available only if the Partnership does not have more than 100 partners at any time during its taxable year.
The Partnership will take into account the facts and the law in effect at that time in evaluating what actions, if any, should then be taken. For example, it is possible that the Partnership may then be required to impose more restrictive limits on redemptions or take other steps to avoid treatment as a publicly traded partnership.

     If the Partnership were treated as a corporation for federal income tax purposes, income of the Partnership would not "flow through" to the Partners. Instead, the Partnership would be required to pay federal income tax on its taxable income at corporate tax rates, thereby reducing the amount of cash, if any, available to be distributed to the Partners. Similarly, any losses incurred by the Partnership would not "flow through" to the Partners and could not be used by the Partners to offset their income from other sources. In addition, distributions from the Partnership could be treated as ordinary taxable income to the Partners, regardless of the source from which they were generated. Finally, a change in the federal income tax status of the Partnership from a partnership to a corporation could be treated as a taxable event, creating federal income tax liabilities for the Limited Partners in certain situations. If the Partnership were treated as a corporation under the Code, it would consider seeking to avoid entity-level taxation by qualifying as a regulated investment company, which might require significant changes in some of its investment practices.

TAXATION OF PARTNERS

     No federal income tax is imposed on a partnership as an entity.
Instead, the partnership's income, gains, losses, deductions and credits "flow through" to the partners. Each partner must include his or her share of partnership income in his or her tax return whether or not any actual cash distribution is made to such partner during the taxable year. Thus, a partner's tax liability may exceed the cash distributed to him or her in a particular year. If the Partnership does not make sufficient cash distributions, Limited Partners may be required to pay all or a portion of the tax liability attributable to their shares of taxable income from the Partnership with funds from other sources.

     Cash distributions from a partnership are not necessarily equivalent to partnership income as determined for income tax purposes or as determined under generally accepted accounting principles, and they are not taxable when received except to the extent that they exceed the partner's tax basis in his or her partnership interest. Generally, the tax basis of a limited partner's interest in a partnership is equal to the cost of such interest, reduced by the partner's share of partnership distributions and losses, and increased by the partner's share of partnership income and his or her share of partnership liabilities.

     A partner is entitled to deduct his or her share of partnership losses, subject to certain limitations. The Advisory General Partner does not anticipate that the activities of the Partnership will generate a material amount of net losses for tax purposes. However, there can be no assurance that this will be the case. Limitations that may apply to a Limited Partner's ability to deduct his or her share of the Partnership's losses, if any, include a basis limitation under Section 704(d) of the Code, passive loss limitations under Section 469 of the Code, at-risk limitations under
Section 465 of the Code, investment interest limitations under Section 163(d) of the Code, and limitations on the deductibility of an individual's miscellaneous itemized deductions under Section 67 of the Code (the "Section 67 Limitations"). Limited Partners are urged to consult their own tax advisors with specific reference to their own situations.

     If the management fee were treated as an investment expense, an individual Partner's share of this fee (as well as possibly other Partnership operating expenses), would be subject to the Section 67 Limitations.
However, the Advisory General Partner believes that the Partnership will trade securities with sufficient frequency to be treated as a trader for tax purposes. In that case, payment of the management fee probably would be characterized as a business expense deductible under Section 162 of the Code, and not as an investment expense subject to the Section 67 Limitations. Nevertheless, the characterization of the Partnership as a trader or investor is a question of fact, and it is possible that the IRS will disagree with the Advisory General Partner's treatment of the Partnership as a trader.

     It should also be noted that there is a risk that the IRS will claim that Performance Allocations to the Advisory General Partner should be treated as fees for federal income tax purposes. If such a claim were successful, these allocations to the Advisory General Partner could be subject to the Section 67 Limitations. Under Section 707(a)(2) of the Code, if a partner performs services for a partnership and there is a related direct or indirect allocation and distribution to such partner, such allocation and distribution may, pursuant to regulations to be prescribed, be recharacterized as a fee if the transaction is properly characterized as a transaction between the partnership and a partner acting other than in his capacity as a member of the partnership. Regulations promulgated under
Section 707 of the Code do not currently address under what circumstances payments to a partner will be treated as disguised payments for services, and there can be no assurance that the IRS will not claim that these allocations should be treated as fees. Because of the uncertainty as to the application of the Section 67 Limitations to entities such as the Partnership, prospective individual Partners are urged to consult with their tax advisors regarding the potential impact of this provision on their personal tax situations.

     Net profits or net losses of the Partnership will be allocated in accordance with the Partnership Agreement. Section 704(b) of the Code, and the regulations thereunder, provide that a partnership's allocations of income, gain, deduction, loss or credit (or items thereof), other than those financed by nonrecourse indebtedness and other than allocations pursuant to
Section 704(c) of the Code, must have "substantial economic effect." If an allocation does not have substantial economic effect, the item will be reallocated in accordance with the partner's interest in the Partnership. The regulations indicate that an allocation of loss or deduction financed by nonrecourse indebtedness can never have substantial effect, but that such an allocation will nonetheless be allowed for federal income tax purposes if certain requirements are met.

     The Partnership Agreement contains provisions intended to comply with the requirements of the Treasury Regulations under Section 704(b) of the Code including the requirements relating to the allocation of losses and deductions financed by nonrecourse indebtedness. In addition, the Partnership Agreement contains provisions intended to comply with the requirements of Section 704(c). Section 704(c) provides that income, gain, loss, and deduction with respect to certain property will be shared among the partners so as to take account of the variation between the basis of the property to the partnership and its fair market value (due to the contribution of property to the partnership by a partner, or the admission of a new partner or the occurrence of other events that result in the "book-up" or "book-down" of the partners' capital accounts).

TREATMENT OF GAINS AND LOSSES FROM SECURITIES TRADING

     The Partnership does not expect to act as a dealer with respect to its securities and options or other derivative transactions, in that the Partnership will buy and sell securities for its own account. The Partnership expects to take the position on the Partnership's annual information return that, due to the frequency and nature of the Partnership's transactions in Securities, the Partnership is a trader of securities rather than an investor. Generally, gains or losses realized by a trader or an investor on the sale or other disposition of securities are treated as capital gains or losses. However, if the Partnership were characterized as an investor rather than a trader, the deductibility of fees and expenses paid by the Partnership would be limited in the hands of individual Limited Partners by the Section 67 Limitations.

     These general principles may apply differently to some of the Partnership's activities with respect to short sales, option trading and other hedging techniques. In the event that the Partnership engages in straddle transactions involving securities, certain limitations will apply to the Partnership's ability to deduct losses realized, if any, and the holding period for purposes of determining whether capital gain or loss is long-term or short-term may be suspended or otherwise modified. Wash sale rules may also result in the disallowance of losses where stock or securities sold or otherwise disposed of are replaced with substantially identical stock or securities within a 61 day period beginning 30 days before and ending 30 days after the date of such sale or other disposition.

     If the Partnership enters into certain options or futures contracts governed by Section 1256 of the Code, gain or loss may be required to be recognized at the close of each taxable year, even if there is no sale or other disposition of the contracts, and such gain or loss will generally be treated as 40% short-term capital gain or loss and 60% long-term capital gain or loss. In addition, certain transactions in foreign currency, foreign-currency denominated bonds, foreign currency forward contracts or other foreign currency derivatives may give rise to ordinary income or loss rather than capital gain or loss.

TREATMENT OF DISTRIBUTIONS, WITHDRAWALS AND SALES.

     Cash distributions will not result in taxable income to a Limited Partner to the extent they do not exceed such Limited Partner's adjusted tax basis in his or her partnership interest, but will reduce such adjusted basis. Distributions of cash in excess of such adjusted basis will result in the recognition of capital gain to the extent of such excess, provided that the Limited Partner is not deemed to be a "dealer" with respect to his or her partnership interest, except that ordinary income treatment will apply to the portion of any gain which is attributable to (i) such Limited Partner's distributive share of income of the Partnership up to the date of the distribution, (ii) certain accrued interest and discount items, and (iii) certain investments in foreign securities. Gain recognized in connection with the sale or exchange of a partnership interest will be treated the same way, and loss recognized in connection with such a sale or exchange will be treated as capital loss.

ALTERNATIVE MINIMUM TAX

     The Code imposes an alternative minimum tax (at rates of 26% and 28% of alternative minimum taxable income for noncorporate taxpayers, and 20% of alternative minimum taxable income for corporations), which is imposed only to the extent that it exceeds the taxpayer's regular income tax. Alternative minimum taxable income is the taxpayer's taxable income for the taxable year, determined with certain adjustments and increased by items of tax preference. Alternative minimum tax is not imposed on a partnership as such, but each Limited Partner must include his or her share of the Partnership's items of adjustment and tax preference items in computing his or her own alternative minimum tax liability.

     It is not generally expected that the operations of the Partnership will give rise to significant adjustments or items of tax preference that would cause a Limited Partner to materially increase his alternative minimum tax liability. Nevertheless, the activities of the Partnership could cause a Limited Partner to incur a significantly higher alternative minimum tax in certain limited circumstances. Because the effect of the alternative minimum tax varies depending upon each Limited Partner's particular tax and financial position, each prospective investor is advised to consult with his or her own tax advisor concerning the particular effect of the alternative minimum tax on him or her.

UNRELATED BUSINESS TAXABLE INCOME FOR TAX-EXEMPT ENTITIES

     Section 511 of the Code imposes a tax on the unrelated business taxable income of certain tax-exempt entities. Unrelated business taxable income ("UBTI") is defined as income from a trade or business that is not substantially related (aside from the need of the entity for income or funds or the use it makes of profits derived from such trade or business) to the entity's tax-exempt business and is regularly carried on. A tax-exempt entity subject to such tax must pay tax on UBTI (including its share of UBTI derived from partnership activities) in excess of $1,000 in any tax year at tax rates that would apply to the entity if it were not exempt from taxation.

     Dividends, interest, and capital gain realized on the sale of property held for investment, which are the likely sources of income from the Partnership, are generally excluded from UBTI, except to the extent that such income is derived from or attributable to property that is subject to "acquisition indebtedness." The IRS has recently announced that short sales of publicly traded securities will not be treated as giving rise to "acquisition indebtedness" so that income derived from such transactions will not be UBTI. However, the Advisory General Partner anticipates that the Partnership will maintain margin accounts in connection with certain activities, which to the extent they represent a borrowing of money generally give rise to acquisition indebtedness. In such event, a portion of any income or gain derived from property subject to such acquisition indebtedness would constitute UBTI and would subject a tax-exempt entity subject to tax under Section 511 to a tax liability. If a tax-exempt entity subject to tax under Section 511 were to incur debt in connection with, or relating to, its acquisition of its partnership interest, UBTI would also result.

PARTNERSHIP TAX RETURNS

     Although a partnership does not pay federal income tax, it must file federal income tax information returns, which may be audited by the IRS. If the Partnership were audited, the audit could result in the disallowance of deductions for Partners' shares of Partnership items and could result in an audit of a Limited Partner's individual tax return, with adjustments to non-Partnership items in such return, and in the imposition of interest and penalties.

     If Partnership items are disputed, the Advisory General Partner as "tax matters partner" for the Partnership will represent the Partnership in a unified proceeding. All Limited Partners will be informed of such proceedings by the tax matters partner and may participate in the proceedings. All Limited Partners, including those who fail to participate, will be bound by any extension of the statutory period of limitations on assessments attributable to adjustments of partnership items.

NON-U.S. PERSONS

     The Partnership may not be a suitable investment for non-U.S. persons (including nonresident aliens) because investment in the Partnership would cause such investors to be deemed to be engaged in a U.S. trade or business and to become fully subject to U.S. tax on their shares of the Partnership's taxable income that is effectively connected with its U.S. trade or business (generally, all of its income will be treated as "effectively connected") and proceeds from the redemption of Partnership Interests. The Partnership would be required to withhold U.S. tax (and pay such tax to U.S. tax authorities) at the highest applicable federal income tax rate on the amount of its taxable income that is effectively connected with its U.S. trade or business and that is allocable to its non-U.S. partners, which would reduce the amounts otherwise distributable to such partners. Non-U.S. partners would be entitled to credit such withheld taxes against their U.S. federal income tax liability and would be required to file U.S. federal income tax returns.

                              INDEPENDENT AUDITORS


     Creelman & Smith, P.C. has been selected as the independent auditors of the Partnership. Creelman & Smith, P.C. will provide audit and accounting services to the Partnership. The financial statements of the Partnership included in this Registration Statement have been audited by Creelman & Smith, P.C. for the periods indicated in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                               LEGAL PROCEEDINGS

                                      None.

                   REPORTS OF INDEPENDENT PUBLIC ACCOUNTANTS

                     Attached to the Financial Statements.

                              FINANCIAL STATEMENTS



Statement of Assets and Liabilities - Audited - As of December 31, 1995 Statement of Operations - Audited - As of December 31, 1995
Statement of Changes in Net Assets - Audited - As of December 31, 1995 and 1994

Notes to Financial Statements
Statement of Assets and Liabilities - Audited - As of December 31, 1994 Statement of Operations - Audited - As of December 31, 1994
Statement of Changes in Net Assets - Audited - As of December 31, 1994 and 1993 Notes to Financial Statements

                                     PART II

                                OTHER INFORMATION
FINANCIAL STATEMENTS

     The following financial statements are included in this Registration
     Statement:

     Report of Independent Public Accountants
     Statement of Assets and Liabilities - Audited - As of December 31, 1995 Statement of Operations - Audited - As of December 31, 1995
     Statement of Changes in Net Assets - Audited - As of December 31, 1995 and 1994
     Notes to Financial Statements

     Report of Independent Public Accountants
     Statement of Assets and Liabilities - Audited - As of December 31, 1994 Statement of Operations - Audited - As of December 31, 1994
     Statement of Changes in Net Assets - Audited - As of December 31, 1994 and 1993
     Notes to Financial Statements

EXHIBITS

     a. Third Amended and Restated Agreement of Limited Partnership of AH&H Partners Fund Limited Partnership dated January 1, 1996.

     b.   Not Applicable.

     c.   Not Applicable.

     d.   Not Applicable.

     e.   Not Applicable.

     f.   Not Applicable.

     g. Investment Management Agreement between AH&H Partners Fund Limited Partnership and Adams, Harkness & Hill, Inc. dated January 1, 1996.

     h.   Not Applicable.

     i.   Not Applicable.

     j. Custodian Agreement between AH&H Partners Fund Limited Partnership and Adams, Harkness & Hill, Inc. dated January 1, 1996.

     k.   Not Applicable.

     l.   Not Applicable.

     m.   Not Applicable.

     n.   Auditor's Consent.

     o.   Not Applicable.

     p.   Not Applicable.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses expected to be incurred in connection with the filing of this Registration Statement.

           Registration fee                              $ 1,000
           Fees and expenses of qualification
           under state securities laws                   $ 5,000
           Accounting fees and expenses                  $10,000
           Legal fees and expenses                       $40,000
           Miscellaneous                                 $10,000
           TOTAL                                         $66,000


PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

NUMBER OF HOLDERS OF SECURITIES

     As of December 31, 1995, there were 97 Limited Partners and one General Partner.

INDEMNIFICATION

     It is the Partnership's policy to indemnify the General Partners and any officers, directors, partners, employees or agents thereof and any officer of the Partnership to the maximum extent permitted by Article 10 of the Partnership's Third Amended and Restated Agreement of Limited Partnership (as set forth below).

ARTICLE 10 OF THE PARTNERSHIP'S THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP READS AS FOLLOWS:

     Article 10.  INDEMNIFICATION.

     A. No General Partner shall have any liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of any General Partner except with respect to any matter as to which such General Partner shall have been finally adjudicated in a decision on the merits to be liable to the Partnership or its Partners by reason of wilful misfeasance, gross negligence, bad faith or reckless disregard of such General Partner's duties under this Agreement. Each General Partner, each officer, director, partner, employee or agent of a General Partner and each officer of the Partnership (the "Covered Persons") shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Partnership, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a General

          Partner or any other person serving in the capacities referenced above, except with respect to any matter as to which such Covered Person's actions or failure to act shall have been finally adjudicated in a decision on the merits to constitute wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Partnership in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Partnership if it is ultimately determined that indemnification of such expenses is not authorized under this provision, provided that
          (a) such Covered Person shall provide security for his undertaking,
          (b) the Partnership shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking, or (c) a majority of the Managing General Partners who are disinterested persons (as defined in Article 10(b)(1)) and who are not interested persons (as that term is defined in the Investment Company Act) (provided that a majority of such Managing General Partners then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

     B. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person's actions or failure to act constituted wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interests of the Partnership, after notice that the matter involves such indemnification, by at least a majority of the Managing General Partners who are disinterested persons and are not interested persons (as defined in the Investment Company Act) (provided that a majority of such Managing General Partners then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Partnership and such Covered Person's actions or failure to act did not constitute wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that it appears that such indemnification would not protect such Covered Person against any liability to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Article 10(b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Article as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have been liable by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     C. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 10, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Partnership, other than General Partners and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Partnership) to purchase and maintain liability insurance on behalf of any person.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORY GENERAL PARTNER

     AH&H is an investment bank that provides securities research, brokerage and trading services to various business clients.

LOCATION OF ACCOUNTS AND RECORDS

     AH&H is maintaining physical possession of the books and records of the Partnership that the 1940 Act requires be maintained. Such books and records are maintained at AH&H's principal place of business at 60 State Street, Boston, MA 02109.

MANAGEMENT SERVICES

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of March, 1996.

                                      AH&H PARTNERS FUND LIMITED PARTNERSHIP



                                      BY: /s/ Henry E. Wells, III
                                         ------------------------------------
                                          Henry E. Wells, III
                                          Managing Director
                                          Adams, Harkness & Hill, Inc.,
                                          Advisory General Partner of AH&H
                                          Partners Fund Limited Partnership

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                         REPORT ON FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                         Report on Financial Statements

                      For the year ended December 31, 1995



                                 C O N T E N T S


                                                                       PAGE
                                                                       ----

Report of Independent Auditors                                           3

Investment Portfolio
  as of December 31, 1995                                               4-5

Statement of Assets and Liabilities
  as of December 31, 1995                                                6

Statement of Operations
  for the year ended December 31, 1995                                   7

Statement of Changes in Net Assets
  for the years ended December 31, 1995 and 1994                         8

Notes to Financial Statements                                          9-11

      CREELMAN SMITH, P.C.
     CERTIFIED
        PUBLIC
   ACCOUNTANTS



To the General Partner and Limited Partners of
  AH&H Partners Fund Limited Partnership
Boston, Massachusetts



                         REPORT OF INDEPENDENT AUDITORS


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of The AH&H Partners Fund Limited Partnership (the Partnership) at December 31, 1995, the results of its operations and the changes in its net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


                                     /s/ Creelman & Smith, P.C.
                                     Creelman & Smith, P.C.
                                     Certified Public Accountants


Boston, Massachusetts
January 24, 1996


330 Congress Street, Boston, Massachusetts 02210 (617) 542-4114

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                              Investment Portfolio

                             As of December 31, 1995


INDUSTRY AND COMPANY                               SHARES        VALUE
--------------------                             ----------  ------------
EQUITY SECURITIES - COMMON STOCK 90%

COMMUNICATIONS 7.9%

Natural Microsystems Corp.                            44,800  $ 1,366,400
Pinnacle Systems                                      72,000    1,782,000
                                                             ------------
                                                                3,148,400

CONSUMER 19.5%

CompUSA, Inc.                                         94,600    2,944,425
Duracraft Corp.                                      117,500    2,952,187
One Price Clothing Stores                            212,625      637,875
Softkey International, Inc.                           52,150    1,205,969
                                                             ------------
                                                                7,740,456

CONTRACT MANUFACTURING 5.2%

ACT Manufacturing                                    185,000    2,058,125

FACTORY AUTOMATION 5.4%

Parametric Technology Corp.                           32,300    2,147,950

INTERNET 11.7%

CMG Information Services                              50,000    4,643,750

MEDICAL 12.0%

Imnet Systems                                        120,790    2,464,116

Rexall Sundown, Inc.                                 105,000    2,310,000
                                                             ------------
                                                                4,774,116

SEMICONDUCTORS 5.0%

Aseco Corp.                                          119,820    1,977,030


The accompanying notes are an integral part of these financial statements.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                             As of December 31, 1995


INDUSTRY AND COMPANY                               SHARES        VALUE
--------------------                             ----------  ------------
SOFTWARE 23.3%

Cheyenne Software                                     70,000    1,828,750
FTP Software                                          65,000    1,885,000
Progress Software                                     57,500    2,156,250
Softdesk Corporation                                  77,500    1,530,625
Symantec Corporation                                  79,000    1,836,750
                                                             ------------

                                                                9,237,375


  Total common stock (Cost $28,834,627)                        35,727,202
                                                             ------------


PRIVATE HOLDINGS 2.3%

Aimtech Corp.                                        166,667      500,001
Auburn Farms                                         100,000      100,000
Sys-tech Solutions                                     2,777      277,700
                                                             ------------

  Total private holdings (Cost $849,930)                          877,701
                                                             ------------


CASH AND EQUIVALENTS 7.7%

Fidelity US Treasury Income Fund                   3,058,805    3,058,805
                                                             ------------


  Total Investment Portfolio - 100%
    (Cost $32,743,362)                                        $39,663,708
                                                             ------------
                                                             ------------


The accompanying notes are an integral part of these financial statements.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                       Statement of Assets and Liabilities

                             As of December 31, 1995

              ASSETS

Investments at value (cost $32,743,362)                       $39,663,708
Cash                                                                  100
                                                             ------------

  Total assets                                                 39,663,808
                                                             ------------



            LIABILITIES

Accrued management fees                                            84,422
Accrued capital withdrawals                                     3,020,605
                                                             ------------

  Total liabilities                                             3,105,027
                                                             ------------

    NET ASSETS                                                $36,558,781
                                                             ------------
                                                             ------------


The accompanying notes are an integral part of these financial statements.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                             Statement of Operations

                      For the year ended December 31, 1995

INVESTMENT INCOME
  Income:
    Dividends                                                  $   29,525
    Interest                                                      351,638
    Settlement income                                             137,547
                                                             ------------

                                                                  518,710

  Expenses:
    Management fee                               $313,107
    Amortization of organization costs             10,857
    Other expenses                                  1,243         325,207
                                                 --------    ------------

Net investment income                                             193,503
                                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT TRANSACTIONS

  Net realized gain from investments                            4,716,800

  Net unrealized appreciation on investments
    during the period                                           2,478,320
                                                             ------------

  Net gain on investment transactions                           7,195,120
                                                             ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $7,388,623
                                                             ------------
                                                             ------------


The accompanying notes are an integral part of these financial statements.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                       Statement of Changes in Net Assets



                                                  YEAR ENDED  DECEMBER 31,
                                                 --------------------------
                                                     1995          1994
                                                 -----------    -----------
INCREASE IN NET ASSETS

Operations
  Net investment income (loss)                   $   193,503    $   (12,264)
  Net realized gain from investment
    transactions                                   4,716,800      3,377,721
  Net unrealized appreciation (depreciation) on
    investment transactions during the period      2,478,320        (89,436)
                                                 -----------    -----------


Net increase in net assets resulting from
  operations                                       7,388,623      3,276,021
                                                 -----------    -----------

Contributions to capital                           5,461,500      2,620,901

Withdrawals from capital                          (3,994,412)    (1,063,234)
                                                 -----------    -----------

INCREASE IN NET ASSETS                             8,855,711      4,833,688

Net assets at beginning of period                 27,703,070     22,869,382
                                                 -----------    -----------

NET ASSETS AT END OF PERIOD                      $36,558,781    $27,703,070
                                                 -----------    -----------
                                                 -----------    -----------


The accompanying notes are an integral part of these financial statements.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                        Notes to the Financial Statements

                             As of December 31, 1995



1 - SIGNIFICANT ACCOUNTING POLICIES

    The AH&H Partners Fund Limited Partnership (the "Partnership"), a Massachusetts Limited Partnership was organized on June 8, 1990 and amended and restated on September 13, 1990 and April 1, 1992. The Partnership was formed, and has operated since its inception, as an investment fund. Interests in the Partnership are not publicly offered.

    Adams, Harkness & Hill, Inc., a Massachusetts Corporation, serves as Managing General Partner (the General Partner). The General Partner must maintain a capital account balance equal to the lesser of 1% of the sum of all the positive capital account balances of all the Partners or the greater of $500,000 or 0.2% of the sum of the positive capital account balances of all the Partners.

    The policies described below are followed consistently by the Partnership in preparation of its financial statements in conformity with generally accepted accounting principles.

    SECURITY VALUATION

    Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is valued at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the general partner.

    FOREIGN SECURITIES

    The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the date of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are converted at the prevailing rate of exchange on the respective date of such transaction.

    SECURITIES SOLD SHORT

    The Partnership is engaged in selling securities short, which obligates the Partnership to replace a security borrowed by purchasing the same security at the current market value. The Partnership would incur a loss if the price of the security increases between the date of the short sale and the date on which the Partnership replaces the borrowed security. The Partnership would realize a gain if the price of the security declines between those dates.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                             As of December 31, 1995



1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME

    Securities transactions are recorded on a trade-date basis. Securities gains or losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Partnership becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on the accrual basis, except for bonds trading "flat", in which case interest is recorded when received.

    ORGANIZATION COSTS

    Organization costs associated with the formation of the Partnership were capitalized and have been amortized over a 60 month period beginning the first month of operation.

    FEDERAL AND STATE INCOME TAXES

    No federal or state income tax is imposed on the Partnership as an entity. The Partnership's income, gains, losses, deductions and credits flow through to the partners. Each partner must include his or her share of partnership income in his or her tax returns.

2 - INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

    The Partnership has an investment advisory agreement with the General Partner. Certain individuals who are executive officers and directors of the General Partner are also Limited Partners of the Partnership.

    For the year ended December 31, 1995 the General Partner received fees of $313,107 for investment and advisory services under the agreement. The fee is paid quarterly and is computed on a sliding fee basis for capital accounts opened prior to January 1, 1991 and 1% annually for accounts opened subsequent to December 31, 1990. In addition, the Partnership Agreement provides for a performance allocation from the Limited Partners to the General Partner, equal to 15% of the investment return which exceeds a cumulative 6% annual return, calculated separately for each Limited Partner. The performance allocation, if there is one, is determined after the close of the calendar year. The performance allocation from the Limited Partners to the General Partner for the year ended December 31, 1995 amounted to $853,352.

3 - INVESTMENT TRANSACTIONS

    Purchases and proceeds from sales of investment securities (excluding short term investments) for the year ended December 31, 1995 aggregated $31,062,476 and $25,144,747, respectively.

                     AH&H PARTNERS FUND LIMITED PARTNERSHIP

                             As of December 31, 1995



4 - SETTLEMENT INCOME

    The Partnership was a member of a class action law suit, filed by stockholders against a company in which the Partnership made a previous investment. During the year ended December 31, 1995, the Partnership received $137,547 of income in connection with the settlement of the suit.

5 - SIGNIFICANT SUBSEQUENT EVENT

    The Partnership agreement provides for a Partnership termination date of December 31, 2000. This will be amended in connection with the Partnership's filing of a Form N-2 Registration Statement in 1996 with the Securities and Exchange Commission, registering as a closed-end, non-diversified management investment company. The Partnership proposes to operate under the Investment Company Act of 1940 as an interval fund that is treated as a Partnership. The Partnership will not be treated as a publicly traded partnership under the Internal Revenue Code.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                      Report on Financial Statements

                   For the year ended December 31, 1994

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                      Report on Financial Statements

                   For the year ended December 31, 1994









                              C O N T E N T S


                                                                       PAGE
                                                                       ----

Report of Independent Auditors                                           3

Investment Portfolio
  as of December 31, 1994                                               4-5

Statement of Assets and Liabilities
  as of December 31, 1994                                                6

Statement of Operations
  for the year ended December 31, 1994                                   7

Statement of Changes in Net Assets
  for the years ended December 31, 1994 and 1993                         8

Notes to Financial Statements                                          9-11

      CREELMAN SMITH, P.C.
     CERTIFIED
        PUBLIC
   ACCOUNTANTS



To the General Partner and Limited Partners of
  AH&H Partners Fund Limited Partnership
Boston, Massachusetts




                  REPORT OF INDEPENDENT AUDITORS


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of The AH&H Partners Fund Limited Partnership (the Partnership) at December 31, 1994, the results of its operations and the changes in its net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


                                     /s/ Creelman & Smith, P.C.
                                     Creelman & Smith, P.C.
                                     Certified Public Accountants



Boston, Massachusetts
December 21, 1995


330 Congress Street, Boston, Massachusetts 02210 (617) 542-4114

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                           Investment Portfolio

                          As of December 31, 1994


INDUSTRY AND COMPANY                               SHARES        VALUE
--------------------                               -------       ------
EQUITY SECURITIES - COMMON STOCK 76.4%

COMMUNICATIONS 7.5%

Digidesign                                            40,000   $  990,000
Infosoft International                                30,100    1,057,263
Pinnacle Systems                                      10,000      150,000
                                                               ----------
                                                                2,197,263

CONSUMER 23.7%

CML Group, Inc.                                       41,400      419,175
CompUSA, Inc.                                        100,000    1,500,000
Duracraft Corp.                                       40,000    1,275,000
Little Switzerland, Inc.                              31,900      167,475
One Price Clothing Stores                            212,625    1,674,422
Softkey International, Inc.                           50,000    1,275,000
TJX Companies, Inc.                                   40,000      625,000
                                                               ----------
                                                                6,936,072

FACTORY AUTOMATION 8.6%

Parametric Technology Corp.                           39,200    1,352,400
Wonderware Corp.                                      35,000    1,181,250
                                                               ----------
                                                                2,533,650

FINANCIAL 4.2%

Concord Holding Corp.                                 19,500      273,000
State Street Boston Corp.                             32,400      927,450
                                                               ----------
                                                                1,200,450

MEDICAL 2.3%

Hologic, Inc.                                         44,700      670,500

NETWORKING 9.4%

Chipcom Corp.                                         37,500    1,875,000
Xircom, Inc.                                          50,000      887,500
                                                               ----------
                                                                2,762,500

SEMICONDUCTORS 13.8%

Aseco Corp.                                          178,820    1,698,790
Asyst Technologies, Inc.                             100,000    2,350,000
                                                               ----------
                                                                4,048,790



The accompanying notes are an integral part of these financial statements.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                          As of December 31, 1994


INDUSTRY AND COMPANY                               SHARES        VALUE
--------------------                               ------        -----
SOFTWARE 4.8%

VMark Software                                     80,000    1,420,000

WASTE MANAGEMENT 2.1%

Biomedical Waste Systems                           346,550      628,122
                                                            -----------


  Total common stock (Cost $17,874,304)                      22,397,347
                                                            -----------


PRIVATE HOLDINGS 5.6%

Aimtech Corp.                                      166,667      500,001
Imnet Private Holdings                               6,425      899,500
Sys-tech Solutions                                 250,000      250,000
                                                            -----------

  Total private holdings (Cost $1,649,500)                    1,649,501
                                                            -----------


CASH AND EQUIVALENTS 18.0%

Fidelity US Treasury Income Fund                 5,261,463    5,261,463
                                                            -----------


  Total Investment Portfolio - 100%
    (Cost $24,785,267)                                      $29,308,311
                                                            -----------
                                                            -----------


SECURITIES SOLD SHORT (1.9%)

Bisys Group, Inc.                                   13,550  $   299,794
Quad Systems Corp.                                  20,000      255,000
  (Cost $473,776)
                                                            $   554,794
                                                            -----------
                                                            -----------



The accompanying notes are an integral part of these financial statements.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                    Statement of Assets and Liabilities

                          As of December 31, 1994

              ASSETS

Investments at value (cost $24,785,267)                       $29,308,311
Cash                                                                  100
Receivable for investments sold                                 1,331,151
Dividends receivable                                                5,184
Organization costs, (net of amortization of $61,524)               10,858
                                                              -----------

  Total assets                                                 30,655,604
                                                              -----------



            LIABILITIES

Payable for investments purchased                               1,733,418
Accrued management fees                                            61,087
Accrued capital withdrawals                                       603,235
Securities sold short at value
  (proceeds receivable $473,776)                                  554,794
                                                              -----------
  Total liabilities                                             2,952,534
                                                              -----------
    NET ASSETS                                                $27,703,070
                                                              -----------
                                                              -----------



The accompanying notes are an integral part of these financial statements.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                          Statement of Operations

                   For the year ended December 31, 1994


INVESTMENT INCOME
  Income:
    Dividends                                                 $   66,416
    Interest                                                     150,829
                                                              ----------

                                                                 217,245

  Expenses:
    Management fee                               $214,901
    Amortization of organization costs             14,477
    Other expenses                                    131        229,509
                                                 --------     ----------

Net investment loss                                              (12,264)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT TRANSACTIONS

  Net realized gain from investments                           3,377,721

  Net unrealized depreciation on investments
    during the period                                            (89,436)
                                                              ----------

  Net gain on investment transactions                          3,288,285
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $3,276,021
                                                              ----------
                                                              ----------



The accompanying notes are an integral part of these financial statements.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                    Statement of Changes in Net Assets



                                                  YEAR ENDED DECEMBER 31,
                                                 -------------------------
                                                     1994         1993
                                                 ------------ ------------
INCREASE IN NET ASSETS

Operations
  Net investment loss                            $   (12,264) $   (84,739)
  Net realized gain from investment
    transactions                                   3,377,721    2,215,820
  Net unrealized appreciation (depreciation) on
    investment transactions during the period        (89,436)   1,117,820
                                                 ------------  -----------

Net increase in net assets resulting from
  operations                                       3,276,021    3,248,901
                                                 ------------  -----------

Contributions to capital                           2,620,901    2,415,719

Withdrawals from capital                          (1,063,234)  (2,678,339)
                                                 ------------  -----------

INCREASE IN NET ASSETS                             4,833,688    2,986,281

Net assets at beginning of period                 22,869,382   19,883,101
                                                 ------------  -----------

NET ASSETS AT END OF PERIOD                      $27,703,070  $22,869,382
                                                 ------------  -----------
                                                 ------------  -----------



The accompanying notes are an integral part of these financial statements.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                     Notes to the Financial Statements

                          As of December 31, 1994



 1 - SIGNIFICANT ACCOUNTING POLICIES

     The AH&H Partners Fund Limited Partnership (the "Partnership"), a Massachusetts Limited Partnership was organized on June 8, 1990 and amended and restated on September 13, 1990 and April 1, 1992. The Partnership was formed, and has operated since its inception, as an investment fund. Interests in the Partnership are not publicly offered.


     Adams, Harkness & Hill,Inc., a Massachusetts Corporation, serves as Managing General Partner (the General Partner). The General Partner must maintain a capital account balance equal to the lesser of 1% of the sum of all the positive capital account balances of all the Partners or the greater of $500,000 or 0.2% of the sum of the positive capital account balances of all the Partners.

     The policies described below are followed consistently by the Partnership in preparation of its financial statements in conformity with generally accepted accounting principles.

     SECURITY VALUATION

     Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is valued at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the general partner.

     FOREIGN SECURITIES

     The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the date of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are converted at the prevailing rate of exchange on the respective date of such transaction.

     SECURITIES SOLD SHORT

     The Partnership is engaged in selling securities short, which obligates the Partnership to replace a security borrowed by purchasing the same security at the current market value. The Partnership would incur a loss if the price of the security increases between the date of the short sale and the date on which the Partnership replaces the borrowed security. The Partnership would realize a gain if the price of the security declines between those dates.


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



                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

               Notes to the Financial Statements (Continued)

                          As of December 31, 1994



 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on a trade-date basis. Securities gains or losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Partnership becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on the accrual basis, except for bonds trading "flat", in which case interest is recorded when received.

     ORGANIZATION COSTS

     Organization costs associated with the formation of the Partnership have been capitalized and are being amortized over a 60 month period beginning the first month of operation.

     FEDERAL AND STATE INCOME TAXES

     No federal or state income tax is imposed on the Partnership as an entity. The Partnership's income, gains, losses, deductions and credits flow through to the partners. Each partner must include his or her share of partnership income in his or her tax returns.

 2 - INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED
     PERSONS

     The Partnership has an investment advisory agreement with the General Partner. Certain individuals who are executive officers and directors of the General Partner are also Limited Partners of the Partnership.

     For the year ended December 31, 1994 the General Partner received fees of $214,901 for investment and advisory services under the agreement. The fee is paid quarterly and is computed on a sliding fee basis for capital accounts opened prior to January 1, 1991 and 1% annually for accounts opened subsequent to December 31, 1990. In addition, the Partnership Agreement provides for a performance allocation from the Limited Partners to the General Partner, equal to 15% of the investment return which exceeds a cumulative 6% annual return, calculated separately for each Limited Partner. The performance allocation, if there is one, is determined after the close of the calendar year. The performance allocation from the Limited Partners to the General Partner for the year ended December 31, 1994 amounted to $253,373.

 3 - INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of investment securities (excluding short term investments) for the year ended December 31, 1994 aggregated $18,422,369 and $20,075,746, respectively.

                  AH&H PARTNERS FUND LIMITED PARTNERSHIP

                          As of December 31, 1994



 4 - SIGNIFICANT SUBSEQUENT EVENT

     The Partnership agreement provides for a Partnership termination date of December 31, 2000. This will be amended in connection with the Partnership's filing of a Form N-2 Registration Statement in 1996 with the Securities and Exchange Commission, registering as a closed-end, non-diversified management investment company. The Partnership proposes to operate under the Investment Company Act of 1940 as an interval fund that is treated as a Partnership. The Partnership will not be treated as publicly traded partnership under the Internal Revenue Code.














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